As filed with the Securities and Exchange Commission on May 1, 1998.
     --------------------------------------------------------------------

                                                            File No. 333-25045

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM S-6

                        POST-EFFECTIVE AMENDMENT NO. 1

        TO THE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

              GLENBROOK LIFE AIM VARIABLE LIFE SEPARATE ACCOUNT A
                             (Exact Name of Trust)

                        GLENBROOK LIFE AND ANNUITY COMPANY
                              (Name of Depositor)

                               3100 SANDERS ROAD
                             NORTHBROOK, IL 60062
         (COMPLETE ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)


                           MICHAEL J. VELOTTA, ESQ.
                      GLENBROOK LIFE AND ANNUITY COMPANY
                               3100 SANDERS ROAD
                             NORTHBROOK, IL 60062
               (NAME AND COMPLETE ADDRESS OF AGENT FOR SERVICE)


                                  COPIES TO:
     RICHARD T. CHOI, ESQUIRE                    TERRY R. YOUNG, ESQUIRE
  FREEDMAN, LEVY, KROLL & SIMONDS        ALLSTATE LIFE FINANCIAL SERVICES, INC
   1050 CONNECTICUT AVENUE, N.W.                     3100 SANDERS ROAD
           SUITE 825                                NORTHBROOK, IL 60062
   WASHINGTON, D.C. 20036-5366


             IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE
                            (CHECK APPROPRIATE BOX)

/ / immediately upon filing pursuant to paragraph (b) of Rule 485
/X/ on May 1, 1999 pursuant to paragraph (b) of Rule 485
/ / 60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ / on (date) pursuant to paragraph (a)(i) of Rule 485

                   IF APPROPRIATE, CHECK THE FOLLOWING BOX:

//This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Securities being offered - interests in Glenbrook Life AIM Variable Life Separate Account A of Glenbrook Life and Annuity Company under modified single premium variable life insurance contracts.

Approximate date of proposed public offering:  continuous.

                       AIM LIFETIME PLUS(SM) VARIABLE LIFE

GLENBROOK LIFE AND ANNUITY COMPANY                PROSPECTUS DATED MAY 1, 1999
3100 SANDERS ROAD
NORTHBROOK, ILLINOIS  60062
TELEPHONE (800) 776-6978


This prospectus describes the AIM Lifetime Plus (SM) Variable Life, a modified single premium variable life insurance contract (the "Contract") offered by Glenbrook Life and Annuity Company ("we," "us," or the "Company") for prospective insured persons ages 0-85. The Contract lets you, as the Contract Owner, pay a significant single premium and, subject to restrictions, additional premiums.

The  Contracts  are  modified  endowment  contracts  for  federal  income  tax purposes, except in certain cases described under "Federal Tax Considerations," page __. YOU WILL BE TAXED ON ANY LOAN, DISTRIBUTION OR OTHER AMOUNT YOU RECEIVE FROM A MODIFIED ENDOWMENT CONTRACT DURING THE LIFE OF THE INSURED TO THE EXTENT OF ANY ACCUMULATED INCOME IN THE CONTRACT. ANY AMOUNTS THAT ARE TAXABLE WITHDRAWALS WILL BE SUBJECT TO A 10% ADDITIONAL PENALTY TAX, WITH CERTAIN EXCEPTIONS.

The minimum initial premium payment that the Company will accept is $10,000. Premiums are allocated to Glenbrook Life AIM Variable Life Separate Account A (the "Variable Account"). The Variable Account invests in shares of the portfolios of the AIM Variable Insurance Funds, Inc. (the "Fund Series"). The Fund Series currently has thirteen funds (the "Funds") available for investment by the Variable Account. Not all of the Funds may be available for investment under your Contract. You should check with your representative for further information on the availability of the Funds.

There is no guaranteed minimum Account Value for a Contract. Your Account Value in the Contract will vary up or down to reflect the investment experience of the Funds underlying the sub-accounts of the Variable Account (the "Variable Sub-accounts") to which you have allocated premiums. You bear the entire investment risk for all amounts so allocated. The Contract continues in effect so long as the Cash Surrender Value is sufficient to pay the monthly charges under the Contract (the "Monthly Deduction Amount").

The Contract provides for an Initial Death Benefit shown on the Contract Data page. The death benefit (the "Death Benefit") payable under a Contract may be greater than the Initial Death Benefit but so long as the Contract continues in effect, will never be less than the Initial Death Benefit if you make no withdrawals. The Account Value will, and under certain circumstances the Death Benefit may, increase or decrease based on the investment experience of the underlying Funds of the Variable Sub-accounts to which you have been allocated premiums. At the death of the Insured, we will pay a Death Benefit to the beneficiary.

IT MAY NOT BE TO YOUR ADVANTAGE TO PURCHASE VARIABLE LIFE INSURANCE EITHER AS A REPLACEMENT FOR YOUR CURRENT LIFE INSURANCE OR IF YOU ALREADY OWN A VARIABLE LIFE INSURANCE CONTRACT.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROSPECTUS, NOR HAS IT PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A FEDERAL CRIME.

THE CONTRACTS MAY BE DISTRIBUTED THROUGH BROKER-DEALERS THAT HAVE RELATIONSHIPS WITH BANKS OR OTHER FINANCIAL INSTITUTIONS OR BY EMPLOYEES OF SUCH BANKS. HOWEVER, THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY SUCH INSTITUTIONS OR ANY FEDERAL REGULATORY AGENCY. INVESTMENT IN THE CONTRACTS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THE CONTRACTS ARE NOT FDIC INSURED.

TABLE OF CONTENTS

                                                                          Page
Special Terms
Summary
The Company
The Variable Account
  General
  The Fund Series
The Contract
  Application for a Contract
  Premiums
  Allocation of Premiums
  Accumulation Unit Values
Deductions and Charges
  Monthly Deductions
    Cost of Insurance Charge
    Tax Expense Charge
    Administrative Expense Charge
  Other Deductions
    Mortality and Expense Risk Charge
    Annual Maintenance Fee
    Taxes Charged Against the Variable Account
    Charges Against the Funds
    Withdrawal Charge
    Confinement Waiver Benefit
    Due and Unpaid Premium Tax Charge
Contract Benefits and Rights
  Death Benefit
  Accelerated Death Benefit
  Account Value
  Transfer of Account Value
  Dollar Cost Averaging
  Automatic Portfolio Rebalancing
Access to Your Money
  Contract Loans
  Amount Payable on Surrender of the Contract
  Partial Withdrawals
  Free Withdrawal Amount
  Payment Options
  Maturity
  Lapse and Reinstatement
  Cancellation and Exchange Rights
  Suspension of Valuation, Payments and Transfers
  State Exceptions
  Last Survivor Contracts
Other Matters
  Voting Privileges
  Statements to Contract Owners
  Limit on Right to Contest
  Misstatement of Age and Sex
  Beneficiary

  Assignment
  Dividends
  Distribution of the Contracts
  Safekeeping of the Variable Account's Assets
Federal Tax Considerations
  Introduction
  Taxation of the Company and the Variable Account
  Taxation of Contract Benefits
  Modified Endowment Contracts
  Diversification Requirements
  Ownership Treatment
  Policy Loan Interest
Additional Information About the Company
  Executive Officers and Directors of the Company
  Year 2000 Preparedness
  Legal Proceedings
  Legal Matters
  Registration Statement
  Experts
  Financial Information
Financial Statements                                                       F-1

SPECIAL TERMS


As used in this Prospectus, the following terms have the indicated meanings:

Account  Value:   The  aggregate  value  under  a  Contract  of  the  Variable
Sub-Accounts and the Loan Account.

Accumulation Unit: An accounting unit of measure used to calculate the value of a Variable Sub-Account.

Age: The Insured's age at the Insured's last birthday.

Cash Value: The Account Value less any applicable withdrawal charges and due and unpaid Premium Tax Charges.

Cash Surrender Value: The Cash Value less all Indebtedness and the Annual Maintenance Fee, if applicable.

Code: The Internal Revenue Code of 1986, as amended.

Contract: The Glenbrook Life and Annuity Company Modified Single Premium Variable Life Insurance Contract, known as the AIM Lifetime Plus(SM) Variable Life Insurance Contract and described in this prospectus. In some states, the Contracts may be issued in the form of a group Contract. In those states, certificates will be issued evidencing a purchaser's rights under the group Contract. Certificates are issued under group Contracts issued to the Financial Services Group Insurance Trust, an Illinois Trust. The terms "Contract" and "Contract Owner," as used in this prospectus, refer to and include such a certificate and certificate owner, respectively.

Contract Anniversary: The same day and month as the Contract Date for each subsequent year the Contract remains in force.

Contract Date: The date on or as of which coverage under a Contract becomes effective and the date from which Contract Anniversaries, Contract Years and Contract months are determined.

Contract Owner: The person having rights to benefits under the Contract during the lifetime of the Insured; the Contract Owner may or may not be the Insured.

Contract Years: Annual periods computed from the Contract Date.

Death Benefit: The greater of (1) the Specified Amount or (2) the Account Value on the date of death multiplied by the death benefit ratio as specified in the Contract.

Free Withdrawal Amount: The amount of a surrender or partial withdrawal that is not subject to a Withdrawal Charge. This amount in any Contract Year is 10% of total premiums paid.

Initial Death Benefit: The Initial Death Benefit under a Contract is shown on the Contract Data page.

Indebtedness: All Contract loans, if any, and accrued loan interest.

Insured: The person whose life is insured under a Contract.

Loan Account: An account in the Company's General Account, established for any amounts transferred from the Variable Sub-Accounts for requested loans. The Loan Account credits a fixed rate of interest that is not based on and is different from the investment experience of the Variable Account.

Monthly Activity Date: The day of each month on which the Monthly Deduction Amount is deducted from the Account Value of the Contract. Monthly Activity Dates occur on the same day of the month as the Contract Date. If there is no date equal to the Monthly Activity Date in a particular month, the Monthly Activity Date will be the last day of that month.

Monthly Deduction Amount: A deduction on each Monthly Activity Date for the cost of insurance charge, the tax expense charge and the administrative expense charge.

Specified Amount: The minimum death benefit under a Contract, equal to the Initial Death Benefit on the Contract Date. Thereafter it may change in accordance with the terms of the partial withdrawal and the subsequent premium provisions of the Contract.

Valuation Day: Every day the New York Stock Exchange is open for trading. The value of the Variable Account is determined at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on each valuation day.

Valuation Period: The period between the close of regular trading on the New York Stock Exchange on successive Valuation Days.

Variable Account: Glenbrook Life AIM Variable Life Separate Account A, an account established by the Company to separate the assets funding the Contracts from other assets of the Company.

Variable Sub-Account: A portion of the Variable Account invested in shares of a corresponding Fund. The investment performance of each Variable Sub-account is linked directly to the investment performance of a corresponding Fund.

SUMMARY

NOTE: A glossary of Special Terms used in this Prospectus appears at page __.

THE CONTRACT

The Contracts are life insurance contracts with death benefits, cash values, and other traditional life insurance features. The Contracts are "variable." This means that unlike the fixed benefits of ordinary whole life insurance, the Account Value of a Contract will increase or decrease based on the investment experience of the Funds underlying the Variable Sub-accounts to which you have allocated premiums. The Death Benefit also may increase or decrease under certain circumstances, but so long as the Contract remains in effect, the Death Benefit will not decrease below the Initial Death Benefit if you make no withdrawals. We credit the Contracts with units (the "Accumulation Units") to calculate Account Values. You may transfer your Account Value among the Variable Sub-accounts.

We issue the Contracts on either a single life or a "last survivor" basis. For a discussion of how last survivor Contracts operate differently from single life Contracts, see "Last Survivor Contracts," page __.

THE VARIABLE ACCOUNT AND THE FUNDS

The Glenbrook Life AIM Variable Life Separate Account A (the "Variable Account") funds the variable life insurance Contracts offered by this prospectus. The Variable Account is a unit investment trust registered as such with the Securities and Exchange Commission, or "SEC", under the Investment Company Act of 1940 ("1940 Act"). It consists of multiple sub-accounts (the "Variable Sub-Accounts"), each of which invests in a corresponding Fund.

You should read the prospectus for the Fund Series in connection with the purchase of a Contract. We have summarized the investment objectives of each of the Funds below under "The Fund Series," page __. The Fund Series has a total of thirteen Funds available under the Contracts. The Funds include:

 o AIM V.I. Aggressive Growth Fund             o AIM V.I. Government Securities Fund
 o AIM V.I. Balanced Fund                      o AIM V.I. Growth Fund
 o AIM V.I. Capital Appreciation Fund          o AIM V.I. Growth and Income Fund
 o AIM V.I. Capital Development Fund           o AIM V.I. High Yield Fund
 o AIM V.I. Diversified Income Fund            o AIM V.I. International Equity Fund
 o AIM V.I. Global Utilities Fund              o AIM V.I. Money Market Fund; and
                             oAIM V.I. Value Fund


The assets of each Fund are held separately from the other Funds. Each Fund has distinct investment objectives and policies which the accompanying prospectus for the Fund Series describes more completely. Not all of the Funds may be available for investment under your Contract.

PREMIUMS

The Contract requires the Contract Owner to pay an initial premium of at least $10,000. Additional premium payments may be made subject to the following conditions:

      *     you may make only one premium payment in any Contract Year;

      *     the minimum additional premium payment is $500;

      *     the attained age of the insured must be less than 86; and

      * absent submission of new evidence of insurability of the Insured, the maximum additional premium payment permitted in a Contract Year is the "Guaranteed Additional Payment." The Guaranteed

            Additional Payment is the lesser of (1) $5,000, or (2) a percentage of the initial premium payment (5% for attained ages 40-70, and 0% for attained ages 20-39 and 71-85).


Additional premium payments may require an increase in the Specified Amount for the Contract to meet the definition of a life insurance contract under the Internal Revenue Code. Other than for the "Guaranteed Additional Payment," we reserve the right to obtain satisfactory evidence of insurability before accepting any additional premium payments requiring an increase in the Specified Amount. We reserve the right to reject an additional premium payment for any reason. You may, however, pay additional premiums at any time and in any amount necessary to avoid termination of the Contract.

DEDUCTIONS AND CHARGES

On each Monthly Activity Date, we will deduct a Monthly Deduction Amount from your Account Value. The Monthly Deduction Amount is taken pro rata from each Variable Sub-Account to which you have allocated Account Value. The Monthly Deduction Amount includes:

      *     a cost of insurance charge,
      *     a tax expense charge,
      *     and an administrative expense charge.

The monthly cost of insurance charge is to cover our anticipated mortality costs. The monthly tax expense charge is imposed at an equivalent annual rate of 0.40% for the first ten Contract Years. This charge compensates us for premium taxes imposed by various states and local jurisdictions and for federal taxes resulting from the application of Section 848 of the Internal Revenue Code of 1986. The charge includes a premium tax deduction of 0.25% of Account Value and a federal tax deduction of 0.15% of Account Value. The premium tax deduction represents an average premium tax of 2.5% of premiums over ten years. Because this charge represents an average premium tax of 2.5% (premium taxes vary by state and can range from 0-3.5%), this charge may not correspond to the premium tax (if any) of your state. The monthly administrative charge is equivalent to an annual rate of 0.25%. This charge compensates us for administrative expenses incurred in the administration of the Variable Account and the Contracts.

We will also deduct from the Variable Account assets a daily charge, equivalent to an annual rate of 0.90% of average daily net assets, for the mortality risks and expense risks we assume in relation to the Contracts.

If the Cash Surrender Value is not sufficient to cover a Monthly Deduction Amount due on any Monthly Activity Date, the Contract may lapse. See "Deductions and Charges -- Monthly Deductions," page __, and "Access to Your Money -- Lapse and Reinstatement," page __.

We will deduct an Annual Maintenance Fee of $35 on each Contract Anniversary from the Variable Sub-Accounts to which you have allocated Account Value, in proportion to the amounts so allocated. We will waive this fee if total premiums paid are $50,000 or more. See "Deductions and Charges -- Other Deductions -- Annual Maintenance Fee," page __.

You should review the prospectus for the Fund Series which accompanies this prospectus for a description of the charges and expenses borne by the Funds in connection with their operations. See "Deductions and Charges -- Other Deductions -- Charges Against the Funds," page __.

Withdrawals in excess of the Free Withdrawal Amount will be subject to a withdrawal charge as set forth below:

                                                           Percentage Of
Contract Year                                         INITIAL PREMIUM WITHDRAWN
1..............................................                 7.75%
2..............................................                 7.75%
3..............................................                 7.75%
4..............................................                 7.25%


                                      7


5..............................................                 6.25%
6..............................................                 5.25%
7..............................................                 4.25%
8..............................................                 3.25%
9..............................................                 2.25%
10+............................................                 0.00%

We impose the Withdrawal Charge to cover a portion of the sales expense we incur in distributing the Contracts. This expense includes agents' commissions, advertising and the printing of prospectuses. See "Deductions and Charges -- Other Deductions -- Withdrawal Charge," page __.

During the first nine Contract Years, we impose an additional premium tax charge on full or partial withdrawals. This charge ranges from a maximum of 2.25% in the first Contract Year, decreasing .25% in each of the next nine Contract Years, with no charge thereafter. See "Deductions and Charges -- Other Deductions -- Due and Unpaid Premium Tax Charge," page __.

For a discussion of the tax consequences of a full or a partial withdrawal, see "Federal Tax Considerations," page __.

DEATH BENEFIT

At the death of the Insured while the Contract is in force, we will pay the Death Benefit (less any Indebtedness and certain due and unpaid Monthly Deduction Amounts) to the beneficiary. The Death Benefit determined on the date of the Insured's death is the greater of (1) the Specified Amount, or (2) the Account Value multiplied by the death benefit ratio as found in the Contract. See "Contract Benefits and Rights -- Death Benefit," page __.

ACCOUNT VALUE

The Account Value of your Contract will increase or decrease to reflect: (1) the investment experience of the Funds underlying the Variable Sub-accounts to which you have allocated Account Value; (2) interest credited to the Loan Account; and (3) deductions for the mortality and expense risk charge, the Monthly Deduction Amount, and the Annual Maintenance Fee. There is no minimum guaranteed Account Value. You bear the risk of your investment in the Variable Sub-accounts. See "Contract Benefits and Rights -- Account Value," page __.

CONTRACT LOANS

You may obtain one or both of two types of cash loans from the Company. Both types of loans are secured by your Contract. The maximum amount available for such loans is 90% of the Contract's Cash Value, less the sum of:

      *     the amount of all loans  existing on the date of the loan  request
            (including loan interest to the next Contract Anniversary),
      *     any  Annual  Maintenance  Fee due on or before  the next  Contract
            Anniversary, and
      *     any due and unpaid Monthly Deduction Amounts.

See "Access to Your Money -- Contract Loans," page __. See also "Federal Tax Considerations," page __, for a discussion of the potential tax consequences.

LAPSE

Under certain circumstances your Contract may terminate if its Cash Surrender Value on any Monthly Activity Date is less than the required Monthly Deduction Amount. If this happens, we will give you (1) written notice, and (2) a 61 day grace period during which you may pay additional amounts to continue the Contract. See "Access to Your Money--Contract Loans," page __ and "Lapse and Reinstatement," page __.

CANCELLATION AND EXCHANGE RIGHTS

You have a limited right to return the Contract for cancellation. This right to return exists during the cancellation period. The cancellation period is a number of days (which varies by state) as specified in your Contract. To exercise this cancellation right, you must return the Contract for cancellation by mail or hand delivery to the Company, or to the agent who sold you the Contract, within the cancellation period following delivery of the Contract to you. If the Contract is returned for cancellation within the cancellation period, we will return to you within 7 days thereafter the premiums paid for the Contract adjusted to reflect any investment gain or loss resulting from allocation to the Variable Account prior to the date of cancellation. Certain states may require a return of premium without such adjustments. In those states, and if the procedure has been approved by the state, the Company reserves the right to allocate all premium payments made prior to the expiration of the cancellation period to the AIM V.I. Money Market Sub-account.

Once the Contract is in effect, you may be able to exchange it during the first 24 months after its issuance for a non-variable permanent life insurance contract on the life of the Insured without submitting proof of insurability. We reserve the right to make available a permanent life insurance contract offered by us or any company affiliated with us without evidence of insurability. See "Contract Benefits and Rights -- Cancellation and Exchange Rights," page __.

TAX CONSEQUENCES

The current Federal tax law generally excludes all death benefit payments from the gross income of the Contract beneficiary. The Contracts generally will be treated as modified endowment contracts. This status does not affect the Contracts' classification as life insurance, nor does it affect the exclusion of death benefit payments from gross income. However, loans, distributions or other amounts received under a modified endowment contract are taxed to the extent of accumulated income in the Contract (generally, the excess of Account Value over premiums paid) and may be subject to a 10% penalty tax. See "Federal Tax Considerations," page __.

PERSONALIZED ILLUSTRATIONS

We will furnish, upon request and at no charge, a personalized illustration based on the proposed Insured's age, sex, and underwriting classification. Where applicable, we will also furnish upon request an illustration for a Contract that is not affected by the sex of the Insured. These personalized illustrations will be based, as appropriate, on the methodology and format of the hypothetical illustrations that we have included in our registration statement for the Contracts. See "Additional Information about the Company -- Registration Statement," page __, for further information.

FEES AND EXPENSES

The following tables are designed to help you understand the various fees and expenses that you will bear, directly or indirectly, as a Contract Owner. The first table describes the Contract charges and deductions you will directly bear under the Contracts. The second table describes the fees and expenses of the Funds that you will bear indirectly when you purchase a Contract. For further information, see "Deductions and Charges" on page ___ .

                         CONTRACT CHARGES AND DEDUCTIONS

Account Value Charges (deducted monthly and shown as an annualized percentage of Account Value):(1)

                                     CURRENT(2)                                       MAXIMUM

Cost of Insurance Charge.........    SINGLE Life                                      SINGLE Life
                                     -----------                                      -----------

                                     Standard:  0.65% (Contract Years 1-10);          Standard-Ranges from $0.06 per
                                                0.55% (Contract Years 11+)            1,000 of net amount at risk (younger
                                                                                      ages) up to $82.92 per $1,000 of net
                                                                                      amount at risk(age 99)

                                     Special:  1.00% (Contract Years 1-10);           Special-Ranges from $0.12 per


                                      9


                                               0.90% (contract Years 11+)             $1,000 of net amount at risk
                                                                                      up to $82.92 per
                                                                                      $1,000 of net amount at risk (age 99).
                                     JOINT LIFE                                       JOINT LIFE

                                     Standard:  0.30% (Contract Years 1-10);          Standard-Ranges from $0.00015 per
                                                0.20% (Contract Years 11+)            $1,000 of net amount at risk (younger
                                                                                      ages) up to $61.995 per $1,000 of net
                                                                                      amount at risk (age 99)

                                     Special:  0.65% (Contract Years 1-10);           Special-Ranges from $0.00061 per
                                               0.55% (Contract Years 11+)             $1,000 of net amount at risk (younger
                                                                                      ages) up to $78.71083 of net amount
                                                                                      at risk (age 99).



Administrative Expense Charge....................   0.25%
Tax Expense Charge...............................   0.40%(3)

Annual  Separate  Account  Charges  (deducted daily and shown as a percentage of average net assets):
  Mortality and Expense Risk Charge..............   0.90%
  Federal Income Tax Charge......................   Currently none(4)

Annual Maintenance Fee:..........................   $35(5)
Transfer Charges:................................   $10(6)
Maximum Withdrawal Charge:.......................   7.75% of initial premium withdrawn(7)
Due and Unpaid Premium Tax Charge:...............   2.25% OF INITIAL PREMIUM WITHDRAWN(8)

      (1) Except for the maximum or "guaranteed" cost of insurance charge, which is expressed as a range of monthly costs per thousand dollars of net amount at risk. The net amount at risk is the difference between the Death Benefit and the Account Value. See "Deductions and Charges -- Cost of Insurance Charge," page ___.

      (2) The actual amount of insurance purchased will depend on the insured's age, sex (where permitted under state law) and rate class. See "Deductions and Charges -- Cost of Insurance Charge," page __. The current cost of insurance charge under the Contracts will never exceed the guaranteed cost of insurance charge shown in your Contract.

      (3) This charge includes a premium tax deduction of 0.25%, and a federal tax deduction of 0.15%, of Account Value. This charge is assessed only during the first 10 Contract Years. See "Deductions and Charges -- Tax Expense Charge," page ___.

      (4) The Company does not currently assess a charge for federal income taxes that may be attributable to the operations of the Variable Account, though it reserves the right to do so in the future. See "Deductions and Charges -- Taxes Charged Against the Variable Account," page ___.

      (5) We waive this fee if total premiums paid are $50,000 or more.

      (6) We currently do not impose this charge on the first 12 transfers in any Contract Year. The Company reserves the right to assess a $10 charge for each transfer in excess of 12 in any Contract Year, excluding transfers due to dollar cost averaging.

      (7) This charge applies only upon withdrawals of the initial premium paid at the time you purchase the Contract. It does not apply to withdrawals of any additional premium payments paid under a Contract. The withdrawal charge declines to 0% over ten years and is imposed to cover a portion of the sales expense incurred by the Company in


                                      10


      distributing  the  Contracts.  See  "Deductions  and  Charges  --  Other
      Deductions -- Withdrawal Charge," page __. We will not impose a withdrawal charge on any withdrawl to the extent that aggregate withdrawal charges and the federal tax portion of the tax expense charge would thenwise exceed 9% of total premiums paid prior to the Withdrawal. See "Deductions and Charges--Other Deductions--Withdrawal Charge," page __. Withdrawal Charges will be assessed on withdrawals in excess of the Free Withdrawal Amount.

      (8) This charge applies only upon withdrawals of the initial premium paid at the time of Contract purchase. It does not apply to withdrawals of any additional payments paid under a Contract. The charge for due and unpaid premium tax declines by 0.25% each year over nine years resulting in 0% charge in Contract Year 10. The charge is imposed on full or partial withdrawals in excess of the Free Withdrawal Amount.


FUND ANNUAL EXPENSES (After  Voluntary  Reductions and  Reimbursements)  (AS A
 PERCENTAGE OF PORTFOLIO AVERAGE DAILY NET ASSETS)

                                               Management       Other       Total Annual
Fund                                             Fees         Expenses     Fund Expenses
AIM V.I. Aggressive Growth Fund (1)              0.10%          1.06%           1.16%
AIM V.I. Balanced Fund (1)                       0.00%          1.18%           1.18%
AIM V.I. Capital Appreciation Fund               0.62%          0.05%           0.67%
AIM V.I. Capital Development Fund (1)            0.00%          1.21%           1.21%
AIM V.I. Diversified Income Fund                 0.60%          0.17%           0.77%
AIM V.I. Global Utilities Fund                   0.65%          0.46%           1.11%
AIM V.I. Government Securities Fund              0.50%          0.26%           0.76%
AIM V.I. Growth Fund                             0.64%          0.08%           0.72%
AIM V.I. Growth and Income Fund                  0.61%          0.04%           0.65%
AIM V.I. High Yield Fund(1)                      0.00%          1.13%           1.13%
AIM V.I. International Equity Fund               0.75%          0.16%           0.91%
AIM V.I. Money Market Fund                       0.40%          0.18%           0.58%
AIM V.I. Value Fund                              0.61%          0.05%           0.66%
 -------------------

(1) Figures shown in the table are for the year ended December 31, 1998. Absent voluntary reductions and reimbursements for certain Funds, management fees, other expenses, and total annual fund expenses expressed as a percentage of average net assets of the Funds would have been as follows:

AIM V.I. Aggressive Growth Fund            0.80%     3.82%     4.62%
AIM V.I. Balanced Fund                     0.75%     2.08%     2.83%
AIM V.I. Capital Development Fund          0.75%     5.05%     5.80%
AIM V.I. High Yield Fund                   0.63%     1.87%     2.50%

THE COMPANY

The Company is the issuer of the Contract. The Company is a stock life insurance company organized in 1998 under the laws of the State of Arizona. Previously, Glenbrook was organized under the laws of the State of Illinois in 1992. The Company was originally organized under the laws of Indiana in 1965. From 1965 to 1983, the Company was known as "United Standard Life Assurance Company" and from 1983 to 1992, the Company was known as "William Penn Life Assurance Company of America." The Company is licensed to operate in the District of Columbia and all states except New York. The Company intends to market the Contract in those jurisdictions in which it is licensed to operate. The Company's headquarters are located at 3100 Sanders Road, Northbrook, Illinois 60062.

The Company is a wholly owned subsidiary of Allstate Life Insurance Company ("Allstate Life"), a stock life insurance company incorporated under the laws of Illinois. Allstate Life is a wholly owned subsidiary of Allstate Insurance Company ("Allstate"), a stock property-liability insurance company incorporated under the laws of Illinois. All of the outstanding capital stock of Allstate is owned by The Allstate Corporation (the "Corporation").

Glenbrook and Allstate Life entered into a reinsurance agreement effective June 5, 1992. Under the reinsurance agreement, Allstate Life reinsures substantially all of Glenbrook's liabilities under its variable insurance contracts. The reinsurance agreement provides us with financial backing from Allstate Life. However, it does not create a direct contractual relationship between Allstate Life and you. In other words, the obligations of Allstate Life under the reinsurance agreement are to Glenbrook; Glenbrook remains the sole obligor under the Contract to you.

Several independent rating agencies regularly evaluate life insurers' claims-paying ability, quality of investments, and overall stability. A.M. Best Company assigns A+ (Superior) to Allstate Life which automatically reinsures all net business of Glenbrook. A.M. Best Company also assigns Glenbrook the rating of A+(r) because Glenbrook automatically reinsures all net business with Allstate Life. Standard & Poor's Insurance Rating Services assigns AA+ (Excellent) to Glenbrook's financial strength and Moody's assigns an Aa2 (Excellent) financial strength rating to Glenbrook. Glenbrook shares the same ratings of its parent, Allstate Life. These ratings do not reflect the investment performance of the Variable Account. We may from time to time advertise these ratings in our sales literature.

THE VARIABLE ACCOUNT


GENERAL

Glenbrook Life AIM Variable Life Separate Account A (the "Variable Account") is a separate account of the Company established on January 15, 1996 pursuant to the laws of Illinois. The Variable Account is organized as a unit investment trust and registered as such with the SEC under the 1940 Act. The Variable Account meets the definition of a "separate account" under the federal securities laws. Under Illinois law, the assets of the Variable Account are held exclusively for the benefit of Contract Owners and persons entitled to payments under the Contracts. The assets of the Variable Account are not chargeable with liabilities arising out of any other business which the Company may conduct.

THE FUND SERIES

The Variable Account will invest in shares of the AIM Variable Insurance Funds, Inc. (the "Fund Series"). The Fund Series is registered with the SEC as an open-end, series, management investment company. Registration of the Fund Series does not involve supervision of its management, investment practices or policies by the SEC. The Fund Series has thirteen portfolios (the "Funds" or, each, a "Fund"). The Funds are designed to provide investment vehicles for variable insurance contracts of various insurance companies, in addition to those funded through the Variable Account.

It is possible that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in a Fund simultaneously. Although neither the Company nor the Fund Series currently foresees any such disadvantages either to variable life insurance or variable annuity contract owners, the Fund Series' Board of Directors will monitor events in order to identify any material conflicts between variable life and variable annuity contract owners and to determine what action, if any, should be taken in response. If the Board of Directors were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the Company would bear the attendant expenses.

We re-invest all investment income of and other distributions to each Variable Sub-Account arising from the corresponding Fund in shares of that Fund at net asset value. The income and both realized and unrealized gains or losses on the assets of each Variable Sub-Account are therefore separate and are credited to or charged against the Variable Sub-Account without regard to the income, gains or losses of any other Variable Sub-Account or from any other business of the Company. We will (1) purchase shares in the Funds in connection with premiums allocated to the corresponding Variable Sub-Account in accordance with Contract Owners' directions, and (2) redeem shares in the Funds to meet Contract obligations or make adjustments in reserves, if any. The Fund Series is required to redeem Fund shares at net asset value and to make payment of such redemptions within seven days.

We reserve the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or substitutions for the Fund shares underlying the Variable Sub-Accounts. If shares of any of the Funds should no longer be available for investment, or if, in the judgment of the Company's management, further investment in shares of any Fund should become inappropriate in view of the purposes of the Contracts, we may substitute shares of another Fund for shares already purchased, or to be purchased in the future, under the Contracts. We will not make any such substitution without
(1) notice to Contract Owners, and (2) prior approval of the Commission to the extent required under the 1940 Act. We reserve the right to establish additional Variable Sub-accounts of the Variable Account, each of which would invest in shares of another Fund or in the portfolios of other investment companies. Subject to contract owner approval, we also reserve the right to end the registration under the 1940 Act of the Variable Account or any other separate accounts of which the Company is the depositor, or to operate the Variable Account as a management investment company under the 1940 Act.

Each Fund is subject to certain investment restrictions and policies which may not be changed without the approval of a majority of the shareholders of that Fund. See the accompanying prospectus for the Fund Series for further information on these policies and restrictions.

AIM VARIABLE INSURANCE FUNDS, INC.

AIM Variable Insurance Funds, Inc., the Fund Series, offers thirteen Funds for use with this Contract,, which are listed below. Each Fund has different investment objectives and policies and operates as a separate investment fund. The following is a brief description of the investment objectives of the Funds. For a more complete description, please see the prospectus of the Fund Series which accompanies this prospectus.

AIM V.I. Aggressive Growth Fund ("Aggressive Growth Fund") is a diversified Fund which seeks to achieve long-term growth of capital.

AIM V.I. Balanced Fund ("Balanced Fund") is a diversified Fund which seeks to achieve as high a total return as possible, consistent with preservation of capital. The fund may invest a portion of its total assets in debt securities rated lower than Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Ratings Services, which are commonly known as "junk bonds." The risks of investing in junk bonds are described in the accompanying prospectus for the Fund Series, which should be read carefully before investing.

AIM V.I. Capital Appreciation Fund ("Capital Appreciation Fund") is a diversified Fund which seeks capital appreciation.

AIM  V.I.  Capital   Development  Fund  ("Capital   Development  Fund")  is  a
diversified Fund which seeks long-term growth of capital.

AIM V.I. Diversified Income Fund ("Diversified Income Fund") is a diversified Fund which seeks a high level of current income. The Fund may invest in "junk bonds." The risks of investing in junk bonds are described in the accompanying prospectus for the Fund Series, which should be read carefully before investing.

AIM V.I. Global Utilities Fund ("Global Utilities Fund") is a nondiversified Fund which seeks a high level of current income, and as a secondary objective, capital appreciation.

AIM V.I. Government Securities Fund ("Government Fund") is a diversified Fund which seeks a high level of current income consistent with reasonable concern for safety of principal.

AIM V.I. Growth Fund ("Growth Fund") is a diversified Fund which seeks growth of capital.

AIM V.I. Growth and Income Fund ("Growth & Income Fund") is a diversified Fund which seeks growth of capital, with current income as a secondary objective.

AIM V.I. High Yield Fund ("High Yield Fund") is a diversified Fund which seeks to achieve a high level of current income. It invests primarily in publicly traded debt securities of less than investment grade (i.e., "junk bonds"). The risks of investing in junk bonds are described in the accompanying prospectus for the Fund Series, which should be read carefully before investing.

AIM V.I. International Equity Fund ("International Fund") is a diversified Fund which seeks long-term growth of capital.

AIM V.I. Money Market Fund ("Money Market Fund") is a diversified Fund which seeks as high a level of current income as is consistent with the preservation of capital and liquidity.

AIM V.I. Value Fund ("Value Fund") is a diversified Fund which seeks long-term growth of capital. Income is a secondary objective.

An investment in the AIM V.I. Money Market Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the AIM V.I. Money Market Fund will be able to maintain a stable net asset value of $1.00 per share.

All dividends and capital gains distributions from the Funds are automatically reinvested in shares of the distributing Fund at their net asset value.

The investment advisor for the AIM V.I. Aggressive Growth Fund has determined that, due to the limited availability of common stocks of small capitalized companies that meet the investment criteria for the AIM V.I. Aggressive Growth Fund, the Fund will be closed to new purchasers as soon as reasonably practicable once the Fund achieves a size in assets under management of $200 million. If the Fund is closed, and you maintain an allocation under the Contract to that Fund, you will be permitted to allocate additional premium payments to the Fund despite the closure of the Fund to new purchases.

There is no assurance that the Funds will attain their respective stated objectives. Additional information concerning the investment objectives and policies of the Funds, as well as information regarding the risks associated with each Fund, can be found in the current prospectus for the Fund Series accompanying this prospectus. You should read the prospectus for the Fund Series in conjunction with this prospectus.

YOU SHOULD READ THE FUND SERIES PROSPECTUS CAREFULLY BEFORE YOU MAKE ANY DECISION CONCERNING THE ALLOCATION OF PREMIUM PAYMENTS TO A PARTICULAR VARIABLE SUB-ACCOUNT.

Investment Advisor For The Funds

A I M Advisors, Inc., ("AIM") serves as the investment advisor to each Fund. AIM was organized in 1976, and together with its domestic subsidiaries, manages or advises over 50 investment company portfolios (including the Funds) encompassing a broad range of investment objectives. AIM is a wholly owned subsidiary of A I M Management Group Inc., ("AIM Management"). AIM Management is a holding company engaged in the financial services business and is an indirect wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund business in the United States, Europe, and the Pacific Region. AIM manages each Fund's assets pursuant to a master investment advisory agreement dated February 28, 1997.

THE CONTRACT


APPLICATION FOR A CONTRACT

Individuals wishing to purchase a Contract must submit an application to the Company. We will issue a Contract only on the lives of Insureds ages 0-85 who supply evidence of insurability satisfactory us. Acceptance is subject to our underwriting rules; we reserve the right to reject an application for any lawful reason. If we do not issue a Contract, we will return the premium to the applicant. We will not change the terms or conditions of a Contract without the consent of the Contract Owner.

Once we have received the initial premium and approved the underwriting, we will issue the Contract on the date we have received the final requirement for issue. In the case of simplified underwriting, we will issue the Contract or deny coverage within 3 business days of receipt of premium. The Insured will be covered under the Contract, however, as of the Contract Date. Since the Contract Date will generally be the date the Company receives the initial premium, coverage under a Contract may begin before the Contract is actually issued. In addition to determining when coverage begins, the Contract Date determines Monthly Activity Dates, Contract months, and Contract Years.

If the  initial  premium  is over the  limits we  establish  from time to time
(currently $1,000,000), we will not accept the initial payment with the application. In other cases, where we receive the initial payment with the application, we will provide fixed conditional insurance during underwriting according to the terms of a conditional receipt. The fixed conditional insurance will be the insurance applied for, up to a maximum that varies by age.

PREMIUMS

The Contract is designed to permit an initial premium payment and, subject to certain conditions, additional premium payments. The initial premium payment purchases a Death Benefit initially equal to the Contract's Specified Amount. The minimum initial payment is $10,000.

Under current underwriting rules, which are subject to change, proposed Insureds are eligible for simplified underwriting without a medical examination if their application responses and initial premium payment meet simplified underwriting standards. Customary underwriting standards will apply to all other proposed Insureds. The maximum initial premium currently permitted on a simplified underwriting basis varies with the age of the Insured according to the following table:

                                                       Simplified Underwriting
Issue Age                                              Maximum Initial Premium
0-34..............................................             Not available
35-44.............................................                 $15,000
45-54.............................................                 $30,000
55-64.............................................                 $50,000
65-80.............................................                $100,000
Over age 80.......................................             Not available

Additional premium payments may be made at any time, subject to the following conditions:

      *     only one  additional  premium  payment may be made in any Contract
            Year;

      *     each additional premium payment must be at least $500;

      *     attained age of the Insured must be less than 86; and

      * absent submission of new evidence of insurability of the Insured, the maximum additional premium payment permitted in a Contract Year is the "Guaranteed Additional Payment." The Guaranteed Additional Payment is the lesser of (1) $5,000, or (2) a percentage of the initial payment (5% for attained ages 40-70, and 0% for attained ages 20-39 and 71-85).

Additional premium payments may require an increase in the Specified Amount for the Contract to remain within the definition of a life insurance contract under Section 7702 of the Code. Other than for the "Guaranteed Additional Payment," the Company reserves the right to obtain satisfactory evidence of insurability upon any additional premium payments requiring an increase in the Specified Amount. We reserve the right to reject any additional premium payment for any reason.

Unless you request otherwise in writing, we will apply any additional premium payment we receive while a Contract loan exists: First, to reduce Indebtedness, and second, as an additional premium payment, subject to the conditions described above.

You may  make  additional  premium  payments  at any  time  and in any  amount
necessary  to  avoid   termination  of  the  Contract   without   evidence  of
insurability.

ALLOCATION OF PREMIUMS

Upon completion of underwriting, the Company will either issue a Contract, or deny coverage and return all premiums. If we issue a Contract, we will allocate the initial premium payment, plus an amount equal to the interest that would have been earned had the initial premium been invested in the AIM V.I. Money Market Sub-Account since the date of receipt of the premium, to the Variable Account. We will make that allocation on the date the Contract is issued according to the initial premium allocation instructions specified by you on the application. In the future, the Company may allocate the initial premium to the AIM V.I. Money Market Sub-Account during the cancellation period in those states where state law requires premiums to be returned upon exercise of the cancellation right.

ACCUMULATION UNIT VALUES

The Accumulation Unit Value for each Variable Sub-Account will vary to reflect the investment experience of the corresponding Fund. We determine these values on each Valuation Day by multiplying the Accumulation Unit Value of a particular Variable Sub-Account on the preceding Valuation Day by a "Net Investment Factor" for that Sub-Account for the Valuation Period then ended. The Net Investment Factor for each Variable Sub-Account is determined by first dividing (A) the net asset value per share of the corresponding Fund at the end of the current Valuation Period (plus the per share dividends or capital gains by that Fund if the ex-dividend date occurs in the Valuation Period then ended), by (B) the net asset value per share of the corresponding Fund at the end of the immediately preceding Valuation Period; and then subtracting from the result an amount equal to the daily deductions for mortality and expense risk charges imposed during the Valuation Period. You should refer to the prospectus for the Fund Series which accompanies this prospectus for a description of how the assets of the Fund Series are valued, because those valuations have a direct bearing on the Accumulation Unit Values of the corresponding Variable Sub-Accounts and, therefore, on your Account Value. See "Contract Benefits and Rights -- Account Value," page __.

We will determine all valuations in connection with a Contract, (E.G., with respect to determining Account Value, or with respect to determining the number of Accumulation Units to be credited to a Contract with each premium) other than determinations with respect to the initial premium and additional premiums requiring underwriting, on the date we receive the request or payment in good order at our Home Office. However, if such date is not a Valuation Day, we will make the determination on the next succeeding date which is a Valuation Day.

Specialized Uses of the Contract: Because the Contract provides for an accumulation of Cash Value as well as a death benefit, the Contract can be used for various individual and business financial planning purposes. Purchasing the Contract in part for such purposes, however, entails certain risks. For example, if the investment performance of the Variable Sub-Accounts to which Account Value is allocated is less than expected or if sufficient premiums are not paid, the Contract may lapse or may not accumulate sufficient Account Value to fund the purpose for which the Contract was purchased. Withdrawals and Contract loans may significantly affect current and future Account Value, Cash Surrender Value, or Death Benefit proceeds. Depending upon the investment performance of the underlying Funds of the Variable Sub-Account and the amount of a Contract loan, the loan may cause a Contract to lapse. Contractual fees and charges, such as the cost of insurance charge, will apply. The Contract is designed to provide benefits on a long-term basis.
Before purchasing a Contract for a specialized purpose, a purchaser should consider whether the long-term nature of the Contract is consistent with the purpose for which it is being considered. Using a Contract for a specialized purpose may have tax consequences. (See "Federal Tax Considerations," page __.)

DEDUCTIONS AND CHARGES


MONTHLY DEDUCTIONS

On each Monthly Activity Date, including the Contract Date, we will deduct from your Account Value attributable to the Variable Account an amount ("Monthly Deduction Amount") to cover charges and expenses incurred in connection with the Contract. We will deduct this amount from the Variable Sub-Accounts in proportion to your Account Value attributable to each Variable Sub-Account. The Monthly Deduction Amount will vary from month to month. If the Cash Surrender Value is not sufficient to cover a Monthly Deduction Amount due on any Monthly Activity Date, the Contract may lapse. See "Access to Your Money--Lapse and Reinstatement," page __. The following is a summary of the monthly deductions and charges which constitute the Monthly Deduction Amount.

COST OF INSURANCE CHARGE: The cost of insurance charge covers the Company's anticipated mortality costs for standard and special risks. Current cost of insurance rates are lower after the 10th Contract Year. The current cost of insurance charge, which is deducted as a specified percentage of your Account Value, will not exceed the guaranteed cost of insurance charge. This guaranteed charge is the maximum annual cost of insurance per $1,000 as indicated in the Contract; multiplied by the difference between the Death Benefit and the Account Value (both as determined on the Monthly Activity
Date); divided by $1,000; and divided by 12. For standard risks, the guaranteed cost of insurance rate is based on the 1980 Commissioner's Standard Ordinary Mortality Table, age last birthday. (Unisex rates may be required in some states). A table of guaranteed cost of insurance charges per $1,000 will be included in each Contract; however, the Company reserves the right to use rates less than those shown in the table. Special risks will be charged at a higher cost of insurance rate that will not exceed rates based on a multiple of the 1980 Commissioner's Standard Ordinary Mortality Table, age last birthday. The multiple will be based on the Insured's substandard rating.

The guaranteed cost of insurance charge rates are applied to the difference between the Death Benefit determined on the Monthly Activity Date and the Account Value on that same date prior to assessing the Monthly Deduction Amount, because that difference is the amount for which the Company is at risk to pay should the Death Benefit be then payable. The Death Benefit as computed on a given date is the greater of: (1) the Specified Amount on that date; or
(2) the Account Value on that date multiplied by the applicable Death Benefit ratio. (For an explanation of the Death Benefit, see "Contract Benefits and Rights - Death Benefit" on page ___.)

Example:

Specified Amount.................................................     =            $100,000
Account Value on the Monthly Activity Date. .....................     =             $30,000
Insured's attained age...........................................     =                  45
Death Benefit ratio for age 45...................................     =                2.15

On the Monthly Activity Date in this example, the Death Benefit as then computed would be $100,000, because the Specified Amount ($100,000) is greater than the Account Value multiplied by the applicable Death Benefit ratio ($30,000 X 2.15 = $64,500). Since the Account Value on that date is $30,000, the guaranteed cost of insurance charges per $1,000 would be applied to the difference ($100,000 - $30,000 = $70,000).

Assume that the Account Value in the above example was $50,000. The Death Benefit would then be $107,500 (2.15 X $50,000), since this is greater than the Specified Amount ($100,000). The cost of insurance rates in this case would be applied to ($107,500 - $50,000) = $57,500.

Because the Account Value (and, as a result, the amount for which the Company is at risk under a Contract) may vary monthly, the cost of insurance charge may also vary on each Monthly Activity Date. However, once a risk rating class has been assigned to an Insured when the Contract is issued, that rating class will not change if additional premium payments or partial withdrawals increase or decrease the Specified Amount.

TAX EXPENSE CHARGE: The Company will deduct monthly from the Account Value a tax expense charge equal to an annual rate of 0.40% of Account Value for the first ten Contract Years. This charge compensates the Company for premium taxes imposed by various states and local jurisdictions and for federal taxes related to the receipt of premiums under the Contracts. The charge includes a premium tax deduction of 0.25% of Account Value and a federal tax deduction of 0.15% of Account Value. The 0.25% premium tax deduction over ten Contract Years approximates the Company's average expenses for state and local premium taxes (2.5%). Premium taxes vary, ranging from zero to 3.5%. We will impose the premium tax deduction regardless of a Contract owner's state of residence. Therefore, we deduct this amount from your Account Value whether or not any premium tax applies to your Contract. The deduction may be higher or lower than any premium tax your state imposes. The 0.15% federal tax deduction helps reimburse the Company for approximate expenses incurred for federal taxes resulting from the application of Section 848 of the Code.

ADMINISTRATIVE EXPENSE CHARGE: We will deduct monthly from your Account Value an administrative expense charge equal to an annual rate of 0.25% of the Account Value. This charge compensates us for administrative expenses incurred in the administration of the Variable Account and the Contracts.

We take all monthly deductions by canceling Accumulation Units of the Variable Account under the Contract.

OTHER DEDUCTIONS

MORTALITY AND EXPENSE RISK CHARGE: We will deduct from the Variable Account a daily charge equivalent to an annual rate of 0.90% of average daily net assets for the mortality risks and expense risks we assume in relation to the Contracts. The mortality risk assumed includes the risk that the cost of insurance charges specified in the Contract will be insufficient to meet claims. We also assume a risk that the Death Benefit will exceed the amount on which the cost of insurance charges were based, because that determination is made on the Monthly Activity Date preceding the death of an Insured. The expense risk assumed is that expenses incurred in issuing and administering the Contracts will exceed the administrative charges set in the Contract.

ANNUAL MAINTENANCE FEE: If the aggregate premiums paid on your Contract are less than $50,000, the Company will deduct from your Account Value an Annual Maintenance Fee of $35 on each Contract Anniversary. This fee will help reimburse us for administrative and maintenance costs of the Contracts. We will deduct this fee also upon surrender of the Contract on a date other than a Contract Anniversary.

TAXES CHARGED AGAINST THE VARIABLE ACCOUNT: Currently we make no charge to the Variable Account for federal income taxes that may be attributable to the operations of the Variable Account (as opposed to the federal tax related to our receipt of premiums under the Contract). The Company may, however, make such a charge in the future. We may also make charges for other taxes, if any, attributable to the Variable Account or this class of Contracts.

CHARGES AGAINST THE FUNDS: The Variable Account purchases shares of the Funds at net asset value. The net asset value of each of the Fund's shares reflects investment advisory fees and administrative expenses already deducted from the assets of the Funds. Each of the Fund's investment management fees are a percentage of the average daily value of the net assets of the Funds. See the "Fund Expenses" table on page ___ for a more complete discussion of the fees and charges applicable to the Funds.

WITHDRAWAL CHARGE: We may assess a Withdrawal Charge upon surrender of the Contract or partial withdrawals in excess of the Free Withdrawal Amount. The Free Withdrawal Amount in any Contract Year is 10% of total premiums paid. You may not carry forward any Free Withdrawal Amount not taken in a Contract Year to increase the Free Withdrawal Amount available in any subsequent year. Withdrawals in excess of the Free Withdrawal Amount will be subject to a Withdrawal Charge as set forth in the table below:

                                  PERCENTAGE OF INITIAL
                                  PREMIUM WITHDRAWN
                                 (IN EXCESS OF FREE WITHDRAWAL AMOUNT)
Contract Year
1......................................................                   7.75%
2......................................................                   7.75%
3......................................................                   7.75%
4......................................................                   7.25%
5......................................................                   6.25%
6......................................................                   5.25%
7......................................................                   4.25%
8......................................................                   3.25%
9......................................................                   2.25%
10+....................................................                   0.00%


After the ninth Contract Year, we will not impose Withdrawal Charges. In addition, we will not impose a Withdrawal Charge on any withdrawal to the extent that aggregate Withdrawal Charges and the federal tax portion of the tax expense charge imposed would otherwise exceed 9% of total premiums paid prior to the withdrawal. We may waive the Withdrawal Charge under certain circumstances if the Insured is confined to a qualified long-term care facility or hospital.

DUE AND UNPAID PREMIUM TAX CHARGE: During the first nine Contract Years, we will impose a charge for due and unpaid premium tax on full or partial withdrawals in excess of the Free Withdrawal Amount. This means that the Free Withdrawal Amount is not subject to a charge for due and unpaid premium tax. This charge is shown below, as a percent of the Initial Premium withdrawn:

                                                              Percentage of
Contract Year                                                 Initial Premium Withdrawn
1..........................................                   2.25%
2..........................................                   2.00%
3..........................................                   1.75%
4..........................................                   1.50%
5..........................................                   1.25%
6..........................................                   1.00%
7..........................................                   0.75%
8..........................................                   0.50%
9..........................................                   0.25%
10+........................................                   0.00%


After the ninth Contract Year, no due and unpaid premium tax charge will be imposed. We guarantee that the percentages indicated above will not increase.

CONTRACT BENEFITS AND RIGHTS


DEATH BENEFIT

The Contracts provide for the payment of Death Benefit proceeds to the named beneficiary when the Insured under the Contract dies. The proceeds payable to the beneficiary equal the Death Benefit less the sum of

      *     any Indebtedness, and
      * any due and unpaid Monthly Deduction Amounts occurring during a Grace Period (if applicable).

The Death Benefit equals the greater of: (1) the Specified Amount; or (2) the Account Value multiplied by the Death Benefit Ratio. The ratios vary according to the attained age of the Insured and are specified in the Contract. An increase in Account Value due to favorable investment experience may increase the Death Benefit above the Specified Amount; and a decrease in Account Value due to unfavorable investment experience may decrease the Death Benefit (but not below the Specified Amount).

Examples:
                                                                A                 B
Specified Amount:.....................................       $100,000          $100,000
Insured's Age:........................................             45                45
Account Value on Date of Death:.......................        $48,000           $34,000
Death Benefit Ratio...................................           2.15              2.15

In Example A, the Death Benefit equals $103,200, I.E., the greater of $100,000 (the Specified Amount) and $103,200 (the Account Value at the Date of Death of $48,000, multiplied by the Death Benefit Ratio of 2.15). This amount, less any Indebtedness and due and unpaid Monthly Deduction Amounts, constitutes the death benefit proceeds which we would pay to the beneficiary.

In Example B, the Death Benefit is $100,000, I.E., the greater of $100,000 (the Specified Amount) and $73,100 (the Account Value of $34,000 multiplied by the Death Benefit Ratio of 2.15).

The beneficiary may request that all or part of the proceeds be either (1) paid in cash, or (2) applied under an Income Plan. See "Access to Your Money
 -- Payment Options," page __.

ACCELERATED DEATH BENEFIT

If the Insured becomes terminally ill, you may request an Accelerated Death Benefit in an amount up to the lesser of: (1) 50% of the Specified Amount on the day we receive the request; or (2) $250,000 for all policies issued by us that cover the Insured. "Terminally ill" means an illness or physical condition of the Insured that, notwithstanding appropriate medical care, will result in a life expectancy of 12 months or less. If the Insured is terminally ill as the result of an illness, the Accelerated Death Benefit is not available unless the illness occurred at least 30 days after the Issue Date. If the Insured is terminally ill as the result of an accident, the Accelerated Death Benefit is available if the accident occurred after the Issue Date.

The Company will pay benefits due under the Accelerated Death Benefit provision upon receipt of your written request and due proof that the Insured has been diagnosed as terminally ill. We reserve the right to require supporting documentation of the diagnosis and to require, at our expense, an examination of the Insured by a physician of our choice to confirm the diagnosis. The amount of the payment will be the amount you requested, reduced by the sum of:

      *     a 12 month interest discount to reflect the early payment;
      *     an administrative fee not to exceed $250;
      * and a pro rata amount of any outstanding Contract loan and accrued loan interest.

After the payment has been made, we will reduce on a pro rata basis the Specified Amount, the Account Value and any outstanding Contract loan.

We allow only one request for an Accelerated Death Benefit per Insured. The Accelerated Death Benefit may vary by state and may not be available in all states.

CONFINEMENT WAIVER BENEFIT:

Under the terms of an endorsement to the Contract, we will waive any Withdrawal Charges on partial withdrawals and surrenders of the Contract requested (1) while the Insured is confined to a qualified long-term care facility or hospital for a period of more than 90 consecutive days beginning 30 days or more after the Contract Date, or (2) within 90 days after the Insured is discharged from such confinement. The confinement must have been prescribed by a licensed medical doctor or a licensed doctor of osteopathy, operating within the scope of his or her license, and must be medically necessary. The prescribing doctor may not be the Insured, the Contract Owner, or any spouse, child, parent, grandchild, grandparent, sibling or in-law of the Contract Owner. "Medically necessary" means appropriate and consistent with the diagnosis and which could not have been omitted without adversely affecting the Insured's condition. The confinement waiver benefit may not be available in all states.

ACCOUNT VALUE

The Account Value of a Contract will be computed on each Valuation Day. On the Contract Date, the Account Value is equal to the initial premium less the Monthly Deduction Amount for the first month. Thereafter, the Account Value will vary to reflect the investment experience of the Funds, the value of the Loan Account, the Monthly Deduction Amounts and the Annual Maintenance Fee if applicable. There is no minimum guaranteed Account Value.

The Account Value of a particular Contract is related to the net asset values of the of the Variable Sub-accounts to which the Contract owner has allocated premiums paid on the Contract. The Account Value on any Valuation Day is calculated by (1) multiplying the number of Accumulation Units credited to the Contract in each Variable Sub-Account as of the Valuation Day by the then Accumulation Unit Value of that Variable Sub-Account, and then (2) summing the result for all the Variable Sub-Accounts credited to the Contract and the value of the Loan Account. See "The Contract -- Accumulation Unit Values," page __.

TRANSFER OF ACCOUNT VALUE

While the Contract remains in force and subject to the Company's transfer rules then in effect, you may request to transfer a part or all of the Account Value of a particular Variable Sub-Account to other Variable Sub-Accounts. We reserve the right to impose a $10 charge on each such transfer in excess of 12 per Contract Year. Currently, we do not assess this charge. The minimum amount that can be transferred is shown on the Contract Data page (currently, there is no minimum).

You may make telephone transfer requests by calling 1(800) 776-6978 by 4:00 p.m., Eastern Time. We will not accept telephone transfer requests received at any other telephone number or after 4:00 p.m., Eastern Time. In the event that the NYSE closes early, i.e., before 4:00 p.m. Eastern Time, or in the event that the NYSE closes early for a period of time but then reopens for trading on the same day, we will process telephone transfer requests as of the close of the NYSE on that particular day. We will effect telephone transfer requests received before 4:00 p.m., Eastern Time at the next computed value. Transfers by telephone may be made by the Contract Owner's agent of record or attorney-in-fact pursuant to a power of attorney. Telephone transfers may not be permitted in some states. The policy of the Company and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. The procedures the Company follows for transactions initiated by telephone include the requirement that callers on behalf of a Contract Owner identify themselves and the Contract Owner by name and social security number or other identifying information. All transfer instructions by telephone are tape recorded.

As a result of a transfer, we will reduce the number of Accumulation Units credited to the Variable Sub-Account from which the transfer is made by the amount transferred divided by the Accumulation Unit Value of the Variable Sub-Account from which the transfer is made on the Valuation Day we receive the transfer request. Similarly, we will increase the number of Accumulation

Units credited to the Variable Sub-Account to which the transfer is made by the amount transferred divided by the Accumulation Unit Value of that Variable Sub-Account on the Valuation Day we receive the transfer request.

DOLLAR COST AVERAGING

You may make transfers automatically through Dollar Cost Averaging while the Contract is in force. Dollar Cost Averaging permits you to transfer a specified amount every month (or some other frequency as may be determined by the Company) from any Variable Sub-Account to any other Variable Sub-Account. The theory of Dollar Cost Averaging is that, if purchases of equal dollar amounts are made at fluctuating prices, the aggregate average cost per unit will be less than the average of the unit prices on the same purchase dates. However, participation in the Dollar Cost Averaging program does not assure you of a greater profit from your purchases under the program, nor will it prevent or alleviate losses in a declining market. Transfers under Dollar Cost Averaging are not assessed a $10 charge and are not included in the count toward the 12 free transfers per year currently permitted by the Company.

AUTOMATIC PORTFOLIO REBALANCING

You may make transfers automatically through Automatic Portfolio Rebalancing while the Contract is in force. If you elect Automatic Portfolio Rebalancing, you will rebalance your Account Value in the Variable Sub-Accounts to the desired allocation on a quarterly basis, determined from the first date that you decide to rebalance. Each quarter, we will transfer your Account Value among the Variable Sub-Accounts to achieve the desired allocation. The allocation will be the allocation you initially selected, unless you have subsequently changed it. The new allocation will be effective with the first rebalancing that occurs after we receive the proper notice.

Transfers made through Automatic Portfolio Rebalancing are not assessed a $10 charge and are not included in the count toward the 12 free transfers per year currently permitted by the Company.

ACCESS TO YOUR MONEY


CONTRACT LOANS

While the Contract is in force, a Contract Owner may obtain, without the consent of the beneficiary (provided the designation of beneficiary is not irrevocable), one or both of two types of cash loans from the Company. These types are (1) Preferred Loans (described below), and (2) non-Preferred Loans. Both types of loans are secured by the Contract. The maximum amount available for a loan is 90% of the Contract's Cash Value, less the sum of

      * the amount of all Contract loans existing on the date of the loan (including loan interest to the next Contract Anniversary),
      *     any due and unpaid Monthly Deduction Amounts,
      * and any Annual Maintenance Fee due on or before the next Contract Anniversary.

We will transfer the loan amount pro rata from each Variable Sub-Account attributable to the Contract (unless the Contract Owner specifies otherwise) to the Loan Account. We will credit the amounts allocated to the Loan Account with interest at the loan credited rate set forth in the Contract. Loans will bear interest at rates determined by the Company from time to time. Rates for non-preferred loans will not exceed the maximum rate indicated in the Contract. The amount of the Loan Account that equals the difference between the Account Value and the total of all premiums paid under the Contract net of any premiums returned due to partial withdrawals, as determined on each Contract Anniversary, is considered a "Preferred Loan." Preferred Loans bear interest at a rate not to exceed the Preferred Loan rate set forth in the Contract (currently 6% per year). We will transfer the difference between the value of the Loan Account over the Indebtedness on a pro-rata basis from the Variable Sub-Accounts to the Loan Account on each Contract Anniversary. If the aggregate outstanding loan(s) and loan interest secured by the Contract exceeds the Cash Value of the Contract, the Company will give written notice to the Contract Owner that unless the Company receives an additional payment within 61 days (the "Grace Period") to reduce the aggregate outstanding loan(s) secured by the Contract, the Contract may lapse.

You may repay all or any part of any loan secured by a Contract while the Contract is still in force. When you make a loan repayment or interest payment, it will be allocated among the Variable Sub-Accounts in the same percentages as you have elected for subsequent premium payments (unless the you request a different allocation). We will deduct an amount equal to the payment from the Loan Account. You must repay any outstanding loan at the end of a Grace Period before we will reinstate the Contract. See "Access to Your Money -- Lapse and Reinstatement," page __.

A loan, whether or not repaid, will have a permanent effect on the Account Value because the investment results of each Variable Sub-Account will apply only to the amount remaining in that Variable Sub-Account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Variable Sub-Accounts earn more than the annual interest rate for amounts held in the Loan Account, a Contract Owner's Account Value will not increase as rapidly as it would have had no loan been made. If the Variable Sub-Accounts earn less than that rate, the Contract Owner's Account Value will be greater than it would have been had no loan been made. Also, if not repaid, the aggregate outstanding loan(s) will reduce the Death Benefit proceeds and Cash Surrender Value otherwise payable.

AMOUNT PAYABLE ON SURRENDER OF THE CONTRACT

While the Contract is in force, you may elect, without the consent of the beneficiary (provided the designation of beneficiary is not irrevocable), to surrender the Contract. Upon surrender, you will receive the Cash Surrender Value determined as of the day we receive your written request for surrender, or the date you specified in your request, whichever is later. The Cash Surrender Value equals the Cash Value less: (1) the Annual Maintenance Fee, and (2) any Indebtedness. We will pay the Cash Surrender Value within seven days of our receipt of the written request or on the effective surrender date you requested, whichever is later.

For a discussion of the tax consequences of surrendering the Contract, see "Federal Tax Considerations," page __.

You may elect to apply the surrender proceeds to an Income Plan (see "Other Matters -- Payment Options," page __).

PARTIAL WITHDRAWALS

While the Contract is in force, you may elect, by written request, to make partial withdrawals of at least $50 from the Cash Surrender Value. The Cash Surrender Value, after the partial withdrawal, must at least equal $2,000; otherwise, the request will be treated as a request for surrender. The partial withdrawal will be deducted pro rata from each Variable Sub-Account, unless the Contract Owner instructs otherwise. The Specified Amount after the partial withdrawal will be the greater of:

      * the Specified Amount prior to the partial withdrawal reduced proportionately to the reduction in Account Value; or

      * the minimum Specified Amount necessary in order to meet the definition of a life insurance contract under Section 7702 of the Code.


Partial withdrawals in excess of the Free Withdrawal Amount may be subject to a Withdrawal Charge and any due and unpaid premium tax charges. See "Deductions and Charges -- Other Deductions -- Withdrawal Charge" and "Premium Tax Charge." For a discussion of the tax consequences of partial withdrawals, see "Federal Tax Considerations," page __.


FREE WITHDRAWAL AMOUNT

The Free Withdrawal Amount in any Contract Year is 10% of total premiums paid. You may not carry forward any Free Withdrawal Amount not taken in a Contract Year to increase the Free Withdrawal Amount available in any subsequent year.


PAYMENT OPTIONS

You may receive the surrender proceeds or Death Benefit proceeds under the Contract in a lump sum, or you may apply it to an Income Plan. If the amount to be applied to an Income Plan is less than $3,000 or if it would result in an initial income payment of less than $20, we may require that the frequency of income payments be decreased such that the income payments are greater than $20 each, or we may elect to pay the amount in a lump sum. No surrender or partial withdrawals are permitted after payments under an Income Plan commence.

We will pay interest on the proceeds from the date of the Insured's death to the date payment is made or a payment option is elected. At such times, the proceeds are not subject to the investment experience of the Variable Account.

The Income Plans are fixed annuities payable from our general account. They do not reflect the investment experience of the Variable Account. Fixed annuity payments are determined by multiplying the amount applied to the annuity by a rate we will determine, which is no less than the rate specified in the fixed payment annuity tables in the Contract. The annuity payment will remain level for the duration of the annuity. We may require proof of age and gender of the payee (and joint payee, if applicable) before payments begin. We may also require proof that such person(s) is (are) living before we makes each payment.

The following options are available under the Contracts (we reserve the right to offer other payment options):

      *     Income Plan 1 -- Life Income With Guaranteed Payments

            The Company will make payments for as long as the payee lives. If the payee dies before the selected number of guaranteed payments have been made, we will continue to pay the remainder of the guaranteed payments.

      *     Income Plan 2 - Joint And  Survivor  Life  Income With  Guaranteed
            Payments

            The Company will make payments for as long as either the payee or joint payee, named at the time of Income Plan selection, is living. If both the payee and the joint payee die before the selected number of guaranteed payments have been made, we will continue to pay the remainder of the guaranteed payments.

We will make any other arrangements for income payments as may be agreed upon.

MATURITY

The Contracts have no maturity date.

LAPSE AND REINSTATEMENT

The Contract will remain in force until the Cash Surrender Value is insufficient to cover a Monthly Deduction Amount due on a Monthly Activity Date. We will give you written notice that if you do not pay an amount shown in the notice (which will be sufficient to cover the Monthly Deduction Amount(s) due) within the 61 day Grace Period, there is a danger that the Contract may lapse.

The Contract will continue through the Grace Period, but if no payment is forthcoming, it will terminate at the end of the Grace Period. If the Insured dies during the Grace Period, the proceeds payable under the Contract will be reduced by the Monthly Deduction Amount(s) due and unpaid. See "Contract Benefits and Rights -- Death Benefit," page __.

If the Contract lapses, you may apply for reinstatement of the Contract by payment of the reinstatement premium (and any applicable charges) required under the Contract. You must make a request for reinstatement within five years of the date the Contract entered the Grace Period. If a loan was outstanding at the time of lapse, we will require repayment of the loan before permitting reinstatement. In addition, the Company reserves the right to require evidence of insurability satisfactory us. The reinstatement premium is equal to an amount sufficient to: (1) cover all Monthly Deduction Amounts and Annual Maintenance Fees due and unpaid during the Grace Period, and (2) keep the Contract in force for three months after the date of reinstatement. The Specified Amount upon reinstatement cannot exceed the Specified Amount of the Contract at its lapse. The Account Value on the reinstatement date will reflect the Account Value at the time of termination of the Contract plus the premiums paid at the time of reinstatement. Withdrawal charges and due and unpaid premium tax charges, cost of insurance, and tax expense charges will continue to be based on the original Contract Date.

CANCELLATION AND EXCHANGE RIGHTS

You have a limited right to return a Contract for cancellation. This right to return exists during what we call the cancellation period. The cancellation period is a number of days (which varies by state) as specified in your Contract. If you choose to return the Contract for cancellation, you must do so by mail or personal delivery to the Company or to the agent who sold the Contract within the cancellation period following delivery of the Contract to you. We will then return to you within 7 days thereafter the sum of: (1) the Account Value on the date the returned Contract is received by us or our agent; and (2) any deductions under the Contract or by the Funds for taxes, charges or fees. Some states may require the Company to return the premiums paid for the returned Contract.

Once the Contract is in effect, you may exchange it during the first 24 months after its issuance for a non-variable permanent life insurance contract we offer on the life of the Insured. We reserve the right to make available a permanent life insurance contract offered by us or any company affiliated with us without evidence of insurability. The amount at risk to the Company (i.e., the difference between the Death Benefit and the Account Value) under the new contract will be equal to or less than the amount at risk to the Company under the exchanged Contract on the date of exchange. Premiums under the new contract will be based on the same risk classification as that of the exchanged Contract. The exchange is subject to adjustments in premiums and

Account Value to reflect any variance between the exchanged Contract and the new contract.

SUSPENSION OF VALUATION, PAYMENTS AND TRANSFERS

The Company will suspend all procedures requiring valuation of the Variable Account (including transfers, surrenders and loans) on any day the New York Stock Exchange is closed or trading is restricted due to an existing emergency as defined by the SEC, or on any day the SEC has ordered that the right of surrender of the Contracts be suspended for the protection of Contract Owners, until such emergency has ended.

STATE EXCEPTIONS

Where required by state law, certain features of your Contract may differ in certain respects from those described above. For example, certain states may require that the Accelerated Death Benefit be available on or after the Issue Date of the Contract while in other states the Accelerated Death Benefit is not available unless the illness occurred at least 30 days after the Issue Date of the Contract. Please refer to your Contract for specific information regarding the benefits available to you.

LAST SURVIVOR CONTRACTS

We offer the Contracts on either a single life or a "last survivor" basis. Contracts sold on a last survivor basis operate in a manner almost identical to the single life version. The most important difference is that the last survivor version involves two Insureds and the proceeds are paid only on the death of the last surviving Insured. The other significant differences between the last survivor and single life versions are listed below:

      * Last survivor Contracts are offered for prospective insured persons age 18-85.

      * The cost of insurance charges under the last survivor Contracts are determined in a manner that reflects the anticipated mortality of the two Insureds and the fact that the Death Benefit is not payable until the death of the second Insured.

      * To qualify for simplified underwriting under a last survivor Contract, both Insureds must meet the simplified underwriting standards.

      * For a last survivor Contract to be reinstated, both Insureds must be alive on the date of reinstatement.

      * For a last survivor Contract, provisions regarding misstatement of age or sex, suicide and incontestability apply to either Insured.

      * The Accelerated Death Benefit provision is only available upon terminal illness of the last survivor.

      * The Confinement Waiver Benefit is available upon confinement of either insured.

OTHER MATTERS


VOTING PRIVILEGES

In accordance with our view of presently applicable law, we will vote the shares of the Funds at regular and special meetings of their shareholders in accordance with instructions from Contract Owners (or their assignees, as the case may be) having a voting interest in the Variable Account. The number of shares of a Fund held in a Variable Sub-Account which are attributable to each Contract Owner is determined by dividing the Contract Owner's interest in that Variable Sub-Account by the per share net asset value of the corresponding Fund. We will vote shares for which no instructions have been given and shares which are not attributable to Contract Owners (I.E., shares we own) in the same proportion as we vote shares for which we have received instructions. If the 1940 Act or any rule promulgated thereunder should be amended, however, or if our present interpretation should change and, as a result, we determine that we are permitted to vote the shares of the Funds in our own right, we may elect to do so.

The voting interests of the Contract Owner (or the assignee) in the Funds will be determined as follows: Contract Owners are entitled to give voting instructions to the Company with respect to Fund shares attributable to them as described above, determined on the record date for the shareholder meeting for that Fund. Therefore, if a Contract Owner has taken a loan secured by the Contract, amounts transferred from the Variable Sub-Account(s) to the Loan Account in connection with the loan (see "Access to Your Money--Contract Loans," page __) will not be considered in determining the voting interests of the Contract Owner. Contract Owners should review the prospectus for the Fund Series which accompanies this prospectus to determine matters on which Fund Series shareholders may vote.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of one or more of the Funds or to approve or disapprove an investment advisory contract for the Funds.

We also may disregard voting instructions in favor of changes initiated by Contract Owners in the investment objectives or the investment advisor of the Funds if we reasonably disapprove of such changes. We would disapprove a change only if the proposed change is contrary to state law or prohibited by state regulatory authorities. If we do disregard voting instructions, we will include a summary of that action and the reasons for such action in the next periodic report to Contract Owners.

STATEMENTS TO CONTRACT OWNERS

The Company will maintain all records relating to the Variable Account and the Variable Sub-Accounts. At least once each Contract Year, we will send you a statement showing the coverage amount and the Account Value of the Contract (indicating the number of Accumulation Units credited to the Contract in each Variable Sub-Account and the corresponding Accumulation Unit Value), and any outstanding loan secured by the Contract as of the date of the statement. The statement will also show premiums paid, and Monthly Deduction Amounts under the Contract since the previous statement, and any other information required by applicable law or regulation.

LIMIT ON RIGHT TO CONTEST

We will not contest the validity of the Contract after it has been in effect during the Insured's lifetime for two years from the Contract Date. If the Contract is reinstated, the two-year period is measured from the date of reinstatement. We may contest any increase in the Specified Amount for which evidence of insurability was obtained for 2 years from its effective date. In addition, if the Insured dies by suicide while sane or self destruction while insane in the two-year period after the Contract Date, or such other period as specified under applicable state law, the benefit payable will be limited to the premiums paid less any Indebtedness and partial withdrawals. If the Insured dies by suicide while sane or self-destruction while insane in the two-year period following an increase in the Specified Amount, the benefit payable with respect to the increase will be limited to the additional premiums paid for such increase, less any Indebtedness and partial withdrawals.

MISSTATEMENT OF AGE OR SEX

If the age or sex of the Insured is incorrectly stated, the Death Benefit will be appropriately adjusted as specified in the Contract.


BENEFICIARY

You name the beneficiary in your application for the Contract. You may change the beneficiary (unless irrevocably named) during the Insured's lifetime by written request to us. If no beneficiary is living when the Insured dies, we will pay the proceeds will be paid to the Contract Owner if living; otherwise to the Contract Owner's estate.

ASSIGNMENT

Unless required by state law, you may not assign the Contract as collateral for a loan or other obligation.


DIVIDENDS

No  dividends   will  be  paid  under  the   Contracts.   The   Contracts  are
nonparticipating.


DISTRIBUTION OF THE CONTRACTS

Allstate Life Financial Services, Inc. ("ALFS"), 3100 Sanders Road, Northbrook Illinois, a wholly owned subsidiary of Allstate Life Insurance Company, acts as the principal underwriter of the Contracts. ALFS is registered as a broker-dealer under the Securities Exchange Act of 1934 and became a member of the National Association of Securities Dealers, Inc. on June 30, 1993. Contracts are sold by registered representatives of unaffiliated broker-dealers or bank employees who are licensed insurance agents appointed by the Company, either individually or through an incorporated insurance agency and who have entered into a selling agreement with ALFS and the Company to sell the Contracts. In some states, Contracts may be sold by representatives or employees of banks which may be acting as broker-dealers without separate registration under the Securities Exchange Act of 1934, pursuant to legal and regulatory exceptions.

The maximum sales commission payable to Company agents, independent registered insurance brokers, and other registered broker-dealers is 8.00% of initial and subsequent premiums. From time to time, we may pay or permit other promotional incentives, in cash or credit or other compensation. In addition, under certain circumstances, certain sellers of Contracts may be paid persistency bonuses which will take into account, among other things, the length of time premium payments have been held under a Contract, and Contract Values. A persistency bonus is not expected to exceed .50% on an annual basis, of the Contract Value considered in connection with the bonus.

Our underwriting agreement with ALFS provides for indemnification of ALFS by the Company for liability to Owners arising out of services rendered or Contracts issued.

SAFEKEEPING OF THE VARIABLE ACCOUNT'S ASSETS

We hold the assets of the Variable Account. The assets of the Variable Account are kept physically segregated and held separate and apart from our General
Account. The Company maintains records of all purchases and redemptions of shares of the Funds.

FEDERAL TAX CONSIDERATIONS


INTRODUCTION

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. THE COMPANY MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT. Federal, state, local and other tax consequences of ownership or purchase of a life insurance contract depend upon the individual circumstances of each person. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a qualified tax advisor.

TAXATION OF THE COMPANY AND THE VARIABLE ACCOUNT

We are taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code. Since the Variable Account is not an entity separate from the Company and its operations form a part of the Company, it will not be taxed separately. Under the Code, the Company believes that the Variable Account investment income and net capital gains will not be taxed because they are applied to increase the reserves under the Contracts. Accordingly, the Company does not currently make provisions for any such taxes. If the Company is taxed on investment income or capital gains of the Variable Account, then the Company may impose a charge against the Variable Account in the future.

TAXATION OF CONTRACT BENEFITS

To qualify as a life insurance contract for federal income tax purposes, the Contract must meet the definition of a life insurance contract set forth in
Section 7702 of the Code. Section 7702 limits the amount of premiums that may be invested in a contract. Section 7702 does not address certain features of the Contract. Nevertheless, the Company believes that the Contact will meet the Section 7702 definition of a life insurance contract. This means that:

      * the death benefit should be fully excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code; and

      * the Contract Owner should not be taxed on the Cash Value of the Contract, including any increases, until actual distributions from the Contract.


In addition, under proposed regulations interpreting Section 7702, it is unclear whether a substandard risk Contract will meet the Section 7702 definition. If a Contract were not a life insurance contract under Section 7702, the Contract would not provide most of the tax advantages normally provided by a life insurance contract. The Company reserves the right to amend the Contracts to comply with any future changes in the Code, any regulations or rulings under the Code and any other requirements imposed by the Internal Revenue Service.

Upon surrender of the Contract, the cash surrender value is taxable to the extent it exceeds the investment in the Contract. The investment in the Contract is the gross premium or other consideration paid for the Contract reduced by any amounts previously received from the Contract to the extent such amounts were properly excluded from gross income. For non-modified endowment contracts, a partial withdrawal, or a reduction in benefit in the first fifteen years of the Contract, may result in a taxable distribution of income before recovery of the investment in the Contract. Partial withdrawals and reduction in benefits on non-modified endowment contracts after fifteen years are taxed first as a recovery of investment in the Contract, then as a taxable distribution of income.

If you own and are the Insured under the Contract, the Death Benefit will be included in your gross estate for federal estate tax purposes if the proceeds are payable to your estate. If the beneficiary is other than your estate but you retained incidents of ownership in the Contract, the Death Benefit will also be included in your gross estate. Examples of incidents of ownership include, but are not limited to, the right:

      *     to change beneficiaries.
      *     to assign the Contract or revoke an assignment,
      *     to pledge the Contract, or
      *     to obtain a policy loan.

If you own and are the Insured under the Contract and you transfer all incidents of ownership in the Contract, the Death Benefit will be included in your gross estate if you die within three years from the date of the ownership transfer. State and local estate and inheritance tax consequences may also apply. In addition, certain transfers of the Contract or Death Benefit, either during life or at death, to individuals (or trusts for the benefit of such individuals) two or more generations below that of the transferor may be subject to the federal generation skipping transfer tax.

In addition, the Contract may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans, and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a Contract in any arrangement in which the value depends in part on tax consequences, you should be sure to consult a qualified tax advisor about the tax attributes of the arrangement.

MODIFIED ENDOWMENT CONTRACTS

A life insurance contract is treated as a "modified  endowment contract" under
Section  7702A of the Code if it meets the  definition  of life  insurance  in
Section 7702 but fails the "seven-pay" test of Section 7702A. The seven-pay test provides that premiums cannot be paid at a rate more rapidly than that allowed by the payment of seven annual premiums using specified computational rules provided in Section 7702A(c).

The large single premium permitted under the Contract (which is equal to 100% of the "Guideline Single Premium" as defined in Section 7702 of the Code) does not meet the specified computational rules for the "seven-pay test" under
Section 7702A(c). Therefore, the Contract will generally be treated as a modified endowment contract for federal income tax purposes. However, an exchange of a life insurance contract that is not a modified endowment contract will not cause the new contract to be a modified endowment contract if no additional premiums are paid. An exchange under Section 1035 of the Code of a life insurance contract that is a modified endowment contract for a new life insurance contract will always cause the new contract to be a modified endowment contract.

A contract that is classified as a modified endowment contract is generally eligible for the beneficial tax treatment accorded to life insurance. Accordingly, the death benefit is excluded from income and increases in value are not subject to current taxation. If a person receives any amount as a policy loan from a modified endowment contract, or assigns or pledges any part of the value of the contract, that amount is treated as a distribution. All distributions received before the insured's death are treated first as income (to the extent of gain) and then as recovery of investment in the contract. Any amounts that are taxable withdrawals will be subject to a 10% additional tax, with certain exceptions:

      * distributions made on or after the date on which the taxpayer attains age 59 1/2;
      * distributions attributable to the taxpayer's becoming disabled (within the meaning of Section 72(m)(7) of the Code); or
      * any distribution that is part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his or her beneficiary.

All modified endowment contracts that are issued within any calendar year to the same Contract Owner by one company or its affiliates shall be treated as one modified endowment contract in determining the taxable portion of any loan or distributions.

DIVERSIFICATION REQUIREMENTS

For a Contract to be treated as a variable life insurance contract for federal tax purposes, the investments in the Variable Account must be "adequately diversified" in accordance with the standards provided in the Treasury regulations.  If the  investments  in the Variable  Account are not adequately diversified, then the Contract will not be treated as a variable life insurance contract for federal income tax purposes and the Owner will be taxed on the excess of the Contract Value over the investment in the Contract. Although the Company does not have control over the Funds or their investments, the Company expects the Funds to meet the diversification requirements.

OWNERSHIP TREATMENT

In connection with the issuance of the regulations on the adequate diversification standards, the Department of the Treasury announced that the regulations do not provide guidance concerning the extent to which contract owners may direct their investments among sub-accounts of a Variable Account. The Internal Revenue Service has previously stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that guidance would be issued in the future regarding the extent that owners could direct their investments among sub-accounts without being treated as owners of the underlying assets of the Variable Account.

The ownership rights under this contract are similar to, but different in certain respects from, those described by the service in rulings in which it was determined that contract owners were not owners of separate account assets. For example, the owner of this contract has the choice of more investment options to which to allocate premiums and contract values, and may be able to transfer among investment options more frequently than in such rulings. These differences could result in the contract owner being treated as the owner of the Variable Account. In those circumstances, income and gain from the Variable Account assets would be includible in the Contract Owner's gross income. In addition, the Company does not know what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. It is possible that Treasury Department's position, when announced, may adversely affect the tax treatment of existing contracts. The Company, therefore, reserves the right to modify the contract as necessary to attempt to prevent the contract owner from being considered the federal tax owner of the assets of the Variable Account. However, the Company makes no guarantee that such modification to the contract will be successful.

POLICY LOAN INTEREST

Interest paid on loans against a Contract is generally not deductible.

ADDITIONAL INFORMATION ABOUT THE COMPANY


The Company also acts as the sponsor for four of its other separate accounts that are registered investment companies: Glenbrook Life and Annuity Company Variable Annuity Account, Glenbrook Life and Annuity Company Separate Account A, Glenbrook Life Variable Life Separate Account A, and Glenbrook Life Multi-Manager Variable Account. The officers and employees of the Company are covered by a fidelity bond in the amount of $5,000,000. No person beneficially owns more than 5% of the outstanding voting stock of The Allstate Corporation, of which the Company is an indirect wholly owned subsidiary.

EXECUTIVE OFFICERS AND DIRECTORS OF THE COMPANY

The directors and executive officers are listed below, together with information as to their ages, dates of election and principal business occupations during the last five years (if other than their present business occupations).

LOUIS G. LOWER,  II, 52,  Chief  Executive  Officer and  Chairman of the Board
(1995)*

Also Director (1986-Present) and Senior Vice President (1995-Present) of Allstate Insurance Company; Director (1991-Present) of Allstate Life Financial Services, Inc.; Director (1986-Present) and President (1990-Present) Allstate Life Insurance Company; Director (1983-Present) and Chairman of the Board (1990-Present) of Allstate Life Insurance Company of New York; Director (1990-1997), Chairman of the Board of Directors and Chief Executive Officer (1995-1997), Chairman of the Board of Directors and President (1990-1995) of Glenbrook Life Insurance Company; Director and Chairman of the Board (1995-Present) of Laughlin Group Holdings, Inc.; Director and Chairman of the Board of Directors and Chief Executive Officer (1989-Present) Lincoln Benefit Life Company; Director (1986-Present), Chairman of the Board of Directors and Chief Executive Officer (1995-Present) of Northbrook Life Insurance Company; and Chairman of the Board of Directors and Chief Executive Officer (1995-Present) Surety Life Insurance Company.

THOMAS J. WILSON, II, 41.  Vice Chairman (1999)*
Also Director (1995-Present) and Senior Vice President (1999) of Allstate Insurance Company; Director (1999) Allstate Life Financial Services, Inc.; Director (1995-Present) and President (1999) Allstate Life Insurance Company; Director (1999) and President (1998-Present) of Allstate Life Insurance Company of New York; Director (1999) and Vice Chairman of Glenbrook Life and Annuity Company; Director (1999) Lincoln Benefit Life Company; Director (1999) and Vice Chairman of Northbrook Life Insurance Company; Director (1999) of Surety Life Insurance Company.

PETER H. HECKMAN, 52, President, Chief Operating Officer and Director (1996)*

Also Director and Vice President (1988-Present) of Allstate Life Insurance Company; Director (1990-1996), Vice President (1989-Present), Allstate Life Insurance Company of New York; Director (1991-1993) of Allstate Life Financial Services, Inc.; Director (1990-1997), President and Chief Operating Officer (1996-1997), and Vice President (1990-1996), Glenbrook Life Insurance Company; Director (1995-Present) and Vice Chairman of the Board (1996-Present) Laughlin Group Holdings, Inc.; Director (1990-Present) and Vice Chairman of the Board (1996-Present) Lincoln Benefit Life Company; Director (1988-Present) President and Chief Operating Officer (1996-Present), and was Vice President (1989-1996), Northbrook Life Insurance Company; and Director (1995-Present) and Vice Chairman of the Board (1996-Present) Surety Life Insurance Company.

MICHAEL J. VELOTTA, 52, Vice President, Secretary, General Counsel, and Director (1992)*

Also Director and Secretary (1993-Present) of Allstate Life Financial Services, Inc.; Director (1992-Present) Vice President, Secretary and General Counsel (1993-Present) Allstate Life Insurance Company; Director (1992-Present) Vice President, Secretary and General Counsel (1993-Present) Allstate Life Insurance Company of New York; Director (1992-1997) Vice President, Secretary and General Counsel (1993-1997) Glenbrook Life Insurance Company; Director and Secretary (1995-Present) Laughlin Group Holdings, Inc.; Director (1992-Present) and Assistant Secretary (1995-Present) Lincoln Benefit Life Company; Director (1992-Present) Vice President, Secretary and General Counsel (1993-Present) Northbrook Life Insurance Company; and Director and Assistant Secretary (1995-Present) Surety Life Insurance Company.

JOHN R. HUNTER, 43, Director (1996)* and Senior Vice President (1995)*

Also Assistant Vice President (1990-Present) Allstate Life Insurance Company; Assistant Vice President (1996-Present) Allstate Life Insurance Company of New

York; President and Chief Operating Officer (1998-Present) Allstate Life Financial Services, Inc.; Director (1996-1997) Glenbrook Life Insurance
Company; and Director (1994-Present) and Assistant Vice President (1990-Present) Northbrook Life Insurance Company.

G. CRAIG WHITEHEAD, 51, Senior Vice President and Director (1995)*

Also Assistant Vice President (1991-Present) Allstate Life Insurance Company; Director (1994-Present) Assistant Vice President (1991-1997) Glenbrook Life Insurance Company; Assistant Vice President (1992-Present) Secretary (1995) Glenbrook Life and Annuity Company; Director (1995-Present) Laughlin Group Holdings, Inc.

MARLA G. FRIEDMAN, 44, Vice President (1996)*

Also Director (1991-Present) and Vice President (1988-Present) Allstate Life Insurance Company; Director (1993-1996) Allstate Life Financial Services, Inc.; Director (1997-Present) and Assistant Vice President (1996-Present) Allstate Life Insurance Company of New York; Director (1991-1996), President and Chief Operating Officer (1995-1996) and Vice President (1990-1995) and (1996-1997) Glenbrook Life Insurance Company; Director and Vice Chairman of the Board (1995-1996) Laughlin Group Holdings, Inc.; and Director (1989-1996), President and Chief Operating Officer (1995-1996) and Vice President (1996-Present) Northbrook Life Insurance Company.

KEVIN R. SLAWIN, 40, Vice President (1996)*

Also Assistant Vice President and Assistant Treasurer (1995-1996) Allstate Insurance Company; Director (1996-Present) and Assistant Treasurer (1995-1996) Allstate Financial Services, Inc.; Director and Vice President (1996-Present) and Assistant Treasurer (1995-1996) Allstate Life Insurance Company; Director and Vice President (1996-Present) and Assistant Treasurer (1995-1996) Allstate Life Insurance Company of New York; Director and Vice President (1996-1997) and Assistant Treasurer (1995-1996) Glenbrook Life Insurance Company; Director (1996-Present) and Assistant Treasurer (1995-1996) Laughlin Group Holdings, Inc.; Director (1996-Present) Lincoln Benefit Life Company; Director and Vice President (1996-Present) and Assistant Treasurer (1995-1996) Northbrook Life Insurance Company; Director (1996-Present) Surety Life Insurance Company; and Assistant Treasurer and Director (1994-1995) Sears Roebuck and Co.; and Treasurer and First Vice President (1986-1994) Sears Mortgage Corporation.

CASEY J. SYLLA, 54, Chief Investment Officer (1995)*

Also Director (1995-Present) Senior Vice President and Chief Investment Officer (1995-Present) Allstate Insurance Company; Director (1995-Present) Chief Investment Officer (1995-Present) Allstate Life Insurance Company; Chief Investment Officer (1995-Present) Allstate Life Insurance Company of New York; Chief Investment Officer (1995-1997) Glenbrook Life Insurance Company; and Director and Chief Investment Officer (1995-Present) Northbrook Life Insurance Company. Prior to 1995 he was Senior Vice President and Executive Officer -- Investments (1992-1995) of Northwestern Mutual Life Insurance Company.

JAMES P. ZILS, 47, Treasurer (1995)*

Also Vice President and Treasurer (1995-Present) Allstate Insurance Company; Treasurer (1995-Present) Allstate Life Financial Services, Inc.; Treasurer (1995-Present) Allstate Life Insurance Company; Treasurer (1995-Present) Allstate Life Insurance Company of New York; Treasurer (1995-1997) Glenbrook Life Insurance Company; Treasurer (1995-Present) Laughlin Group Holdings, Inc.; and Treasurer (1995-Present) Northbrook Life Insurance Company. Prior to 1995 he was Vice President of Allstate Life Insurance Company. Prior to 1993 he held various management positions.

* Date elected/appointed to current office.

YEAR 2000

Glenbrook is heavily dependent upon complex computer systems for all phases of its operations, including customer service and policy and contract administration. Since many of Glenbrook's older computer software programs recognize only the last two digits of the year in any date, some software may fail to operate properly in or after the year 1999, if the software is not reprogrammed or replaced ("YEAR 2000 ISSUE"). Glenbrook believes that may of its counterparties and suppliers also have Year 2000 Issues which could affect Glenbrook. In 1995, Allstate Insurance Company commenced a plan intended to mitigate and/or prevent the adverse effects of Year 2000 Issues. These strategies include normal development and enhancement of new and existing systems, upgrades to operating systems already covered by maintenance agreements and modifications to existing systems to make them Year 2000 compliant. The plan also includes Glenbrook actively working with it major external counterparties and suppliers to asses their compliance efforts and Glenbrook's exposure to them. Glenbrook presently believes that it will resolve the Year 2000 Issue in a timely manner, and the financial impact will not materially affect its results of operations, liquidity or financial position. Year 2000 costs are and will be expensed as incurred.

LEGAL PROCEEDINGS

From time to time the Company is involved in pending and threatened litigation in the normal course of its business in which claims for monetary damages are asserted. Management, after consultation with legal counsel, does not anticipate the ultimate liability arising from such pending or threatened litigation to have a material effect on the financial condition of the Company or the Variable Account.

LEGAL MATTERS

Freedman, Levy, Kroll & Simonds, Washington, D.C., has provided advice on certain legal matters relating to the federal securities laws applicable to the issue and sale of the Contracts. All matters of state law pertaining to the Contracts, including the validity of the Contracts and the Company's right to issue such Contracts under state insurance law, have been passed upon by Michael J. Velotta, General Counsel of the Company.

REGISTRATION STATEMENT

We have filed a registration statement with the Securities and Exchange Commission under the Securities Act of 1933 as amended. This prospectus does not contain all information set forth in the registration statement, its amendments and exhibits, to all of which reference is made for further information concerning the Variable Account, the Funds, the Company, and the Contracts. The exhibits previously filed with this registration statement include hypothetical illustrations of the Contract that show how the Death Benefit, Account Value and Cash Surrender Value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to annual rates of 0%, 6%, and 12%, an initial premium of $10,000, Insureds in the standard rating class, and based on current and guaranteed Contract charges. Personalized illustrations provided by the Company upon request will be based on the methodology and format of these hypothetical illustrations as appropriate.

EXPERTS

The financial statements and the related financial statement schedule of Glenbrook and the financial statements of the Variable Account included in this prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

The hypothetical Contract illustrations previously included in the registration statement have been approved by Diana Montigney, FSA, Allstate Life Insurance Company, and were included in reliance upon her opinion as to their reasonableness.

FINANCIAL INFORMATION

The financial statements for the Company appearing immediately below should be considered as bearing only on the ability of the Company to fulfill its obligations under the Contracts. They do not relate to the investment performance of the Variable Account.

                          Financial Statements

                               INDEX


                                                                           PAGE

Independent Auditors' Report................................................F-1

Financial Statements:


       Statements of Financial Position
          December 31, 1998 and 1997........................................F-2

       Statements of Operations and Comprehensive Income for the Years Ended
          December 31, 1998, 1997 and 1996..................................F-3

       Statements of Shareholder's Equity for the Years Ended
          December 31, 1998, 1997 and 1996..................................F-4

       Statements of Cash Flows for the Years Ended
          December 31, 1998, 1997 and 1996..................................F-5

       Notes to Financial Statements........................................F-6

       Schedule IV - Reinsurance for the Years Ended
          December 31, 1998, 1997 and 1996..................................F-17

INDEPENDENT AUDITORS' REPORT


TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF
GLENBROOK LIFE AND ANNUITY COMPANY:

We have audited the accompanying Statements of Financial Position of Glenbrook Life and Annuity Company (the "Company", an affiliate of The Allstate Corporation) as of December 31, 1998 and 1997, and the related Statements of Operations and Comprehensive Income, Shareholder's Equity and Cash Flows for each of the three years in the period ended December 31, 1998. Our audits also included Schedule IV - Reinsurance. These financial statements and financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles. Also, in our opinion, Schedule IV - Reinsurance, when considered in relation to the basic financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.




/s/ Deloitte & Touche LLP

Chicago, Illinois
February 19, 1999

                       GLENBROOK LIFE AND ANNUITY COMPANY
                        STATEMENTS OF FINANCIAL POSITION

                                                             December 31,
                                                             ------------
($ in thousands)                                           1998        1997
                                                           ----        ----

ASSETS
Investments
    Fixed income securities, at fair value
      (amortized cost $87,415 and $81,369)              $   94,313   $   86,243
    Short-term                                               4,663        4,231
                                                        ----------   ----------
    Total investments                                       98,976       90,474

Reinsurance recoverable from Allstate Life
    Insurance Company                                    3,113,278    2,637,983
Other assets                                                 2,590        2,549
Separate Accounts                                          993,622      620,535
                                                        ----------   ----------
        TOTAL ASSETS                                    $4,208,466   $3,351,541
                                                        ==========   ==========

LIABILITIES
Contractholder funds                                     3,113,278    2,637,983
Current income taxes payable                                 2,181          609
Deferred income taxes                                        2,499        1,772
Payable to affiliates, net                                   3,583        2,698
Separate Accounts                                          993,622      620,535
                                                        ----------   ----------
        TOTAL LIABILITIES                                4,115,163    3,263,597
                                                        ----------   ----------

COMMITMENTS AND CONTINGENT LIABILITIES (NOTE 9)

SHAREHOLDER'S EQUITY
Common stock, $500 par value, 4,200 shares
    authorized, issued and outstanding                       2,100        2,100
Additional capital paid-in                                  69,641       69,641
Retained income                                             17,079       13,035

Accumulated other comprehensive income:
    Unrealized net capital gains                             4,483        3,168
                                                        ----------   ----------
        Total accumulated other comprehensive income         4,483        3,168
                                                        ----------   ----------
        TOTAL SHAREHOLDER'S EQUITY                          93,303       87,944
                                                        ----------   ----------
        TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY      $4,208,466   $3,351,541
                                                        ==========   ==========


      See notes to financial statements.

                       GLENBROOK LIFE AND ANNUITY COMPANY
                STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME



                                                      Year Ended December 31,
                                                      -----------------------
($ in thousands)                                     1998      1997     1996
                                                     ----      ----     ----

REVENUES
Net investment income                              $ 6,231    $ 5,304   $ 3,774
Realized capital gains and losses                       (5)     3,460        --
                                                   -------    -------   -------

INCOME FROM OPERATIONS BEFORE INCOME TAX EXPENSE     6,226      8,764     3,774
Income tax expense                                   2,182      3,078     1,339
                                                   -------    -------   -------


NET INCOME                                           4,044      5,686     2,435
                                                   -------    -------   -------

OTHER COMPREHENSIVE INCOME, AFTER-TAX
  Change in unrealized net capital
     gains and losses                                1,315        378      (567)
                                                   -------    -------   -------

COMPREHENSIVE INCOME                               $ 5,359    $ 6,064   $ 1,868
                                                   =======    =======   =======


See notes to financial statements.

                       GLENBROOK LIFE AND ANNUITY COMPANY
                       STATEMENTS OF SHAREHOLDER'S EQUITY



                                                    December 31,
                                                    ------------
   ($ in thousands)                        1998       1997       1996
                                           ----       ----        ----

COMMON STOCK                             $  2,100   $  2,100   $  2,100
                                         --------   --------   --------

ADDITIONAL CAPITAL PAID-IN
Balance, beginning of year                 69,641     69,641     49,641
Capital contribution                           --         --     20,000
                                         --------   --------   --------
Balance, end of year                       69,641     69,641     69,641
                                         --------   --------   --------
RETAINED INCOME
Balance, beginning of year                 13,035      7,349      4,914
Net income                                  4,044      5,686      2,435
                                         --------   --------   --------
Balance, end of year                       17,079     13,035      7,349
                                         --------   --------   --------
ACCUMULATED OTHER COMPREHENSIVE INCOME
Balance, beginning of year                  3,168      2,790      3,357
Change in unrealized net capital gains
   and losses                               1,315        378       (567)
                                         --------   --------   --------
Balance, end of year                        4,483      3,168      2,790
                                         --------   --------   --------

     Total shareholder's equity          $ 93,303   $ 87,944   $ 81,880
                                         ========   ========   ========

   See notes to financial statements.



                       GLENBROOK LIFE AND ANNUITY COMPANY
                            STATEMENTS OF CASH FLOWS


                                                         Year Ended December 31,
                                                         -----------------------
    ($ in thousands)                                  1998        1997        1996
                                                      ----        ----        ----


CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                          $  4,044    $  5,686    $  2,435
Adjustments to reconcile net income to net cash
   provided by operating activities
      Amortization and other non-cash  items             (24)         29          --
      Realized capital gains and losses                    5      (3,460)         --
 Changes in:
      Income taxes payable                             1,590         240      (1,223)
      Other operating assets and liabilities             915         961         717
                                                    --------    --------    --------
        Net cash provided by operating activities      6,530       3,456       1,929
                                                    --------    --------    --------


CASH FLOWS FROM INVESTING ACTIVITIES
 Fixed income securities
   Proceeds from sales                                 1,966       1,405          --
   Investment collections                              7,123      14,217       2,891
   Investment purchases                              (15,250)    (50,115)     (5,667)
Participation in Separate Accounts                        --      13,981        (232)
Change in short-term investments, net                   (369)     (2,944)        815
                                                    --------    --------    --------
        Net cash used in investing activities         (6,530)    (23,456)     (2,193)
                                                    --------    --------    --------

CASH FLOWS FROM FINANCING ACTIVITIES
Capital contribution                                      --      20,000          --
                                                    --------    --------    --------
        Net cash provided by financing activities         --      20,000          --
                                                    --------    --------    --------

NET DECREASE IN CASH                                      --          --        (264)
CASH AT THE BEGINNING OF YEAR                             --          --         264
                                                    --------    --------    --------
CASH AT END OF YEAR                                 $     --    $     --    $     --
                                                    ========    ========    ========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Noncash financing activity:
    Capital contribution receivable from
       Allstate Life Insurance Company              $     --      $   --    $ 20,000
                                                    ========    ========    ========



See notes to financial statements.


                       GLENBROOK LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS


1.   GENERAL

BASIS OF PRESENTATION
The accompanying financial statements include the accounts of Glenbrook Life and Annuity Company (the "Company"), a wholly owned subsidiary of Allstate Life Insurance Company ("ALIC"), which is wholly owned by Allstate Insurance Company ("AIC"), a wholly owned subsidiary of The Allstate Corporation (the "Corporation"). These financial statements have been prepared in conformity with generally accepted accounting principles.

To conform with the 1998 presentation, certain amounts in the prior years' financial statements and notes have been reclassified.

NATURE OF OPERATIONS
The Company markets savings products and life insurance through banks, direct marketing and broker-dealers. Savings products include deferred annuities, such as variable annuities and fixed rate single and flexible premium annuities. Life insurance includes universal life and variable life products. The Company has entered into exclusive distribution arrangements with management investment companies to market its variable annuity contracts. In 1998, substantially all of the Company's statutory premiums and deposits were from annuities. The Company re-domesticated its operations from Illinois to Arizona in 1998.

Annuity contracts and life insurance policies issued by the Company are subject to discretionary surrender or withdrawal by customers, subject to applicable surrender charges. These policies and contracts are reinsured primarily with ALIC (see Note 3), which invests premiums and deposits to provide cash flows that will be used to fund future benefits and expenses.

The Company monitors economic and regulatory developments which have the potential to impact its business. There continues to be proposed federal and state regulation and legislation that, if passed, would allow banks greater participation in securities and insurance businesses, which would present an increased level of competition, as well as opportunities, for sales of the
Company's  life and  savings  products.  Furthermore,  the market  for  deferred annuities and interest-sensitive life insurance is enhanced by the tax incentives available under current law. Any legislative changes which lessen these incentives are likely to negatively impact the demand for these products.

Although the Company currently benefits from agreements with financial services entities who market and distribute its products, change in control of these non-affiliated entities with which the Company has alliances could have a detrimental effect on the Company's sales.

Additionally, traditional demutualizations of mutual insurance companies and enacted and pending state legislation to permit mutual insurance companies to convert to a hybrid structure known as a mutual holding company could have a number of significant effects on the Company by (1) increasing industry competition through consolidation caused by mergers and acquisitions related to the new corporate form of business; and (2) increasing competition in the capital markets.

The Company is authorized to sell life and savings products in all states except New York, as well as in the District of Columbia. The top geographic locations for statutory premiums and deposits for the Company are Florida, Pennsylvania, Texas, California and Tennessee for the year ended December 31, 1998. No other jurisdiction accounted for more than 5% of statutory premiums and deposits. Substantially all premiums and deposits are ceded to ALIC under reinsurance agreements.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS
Fixed income securities include bonds and mortgage-backed securities. All fixed income securities are carried at fair value and may be sold prior to their contractual maturity ("available for sale"). The difference between amortized cost and fair value, net of deferred income taxes, is reflected as a component of shareholder's equity. Provisions are recognized for declines in the value of fixed income securities that are other than temporary. Such writedowns are included in realized capital gains and losses. Short-term investments are carried at cost or amortized cost, which approximates fair value.

Investment income consists primarily of interest and dividends on short-term investments. Interest is recognized on an accrual basis and dividends are recorded at the ex-dividend date. Interest income on mortgage-backed securities is determined on the effective yield method, based on the estimated principal repayments. Accrual of income is suspended for fixed income securities that are in default or when the receipt of interest payments is in doubt. Realized capital gains and losses are determined on a specific identification basis.

REINSURANCE
The Company has reinsurance agreements whereby substantially all premiums, contract charges, credited interest, policy benefits and certain expenses are ceded to ALIC. Such amounts are reflected net of such reinsurance in the statements of operations and comprehensive income. The amounts shown in the Company's statements of operations and comprehensive income relate to the investment of those assets of the Company that are not transferred under reinsurance agreements. Reinsurance recoverable and the related contractholder funds are reported separately in the statements of financial position. The Company continues to have primary liability as the direct insurer for risks reinsured.

RECOGNITION OF PREMIUM REVENUES AND CONTRACT CHARGES
Revenues on universal life-type contracts are comprised of contract charges and fees, and are recognized when assessed against the policyholder account balance. Revenues on investment contracts include contract charges and fees for contract administration and surrenders. These revenues are recognized when levied against the contract balance. All premium revenues and contract charges are primarily reinsured with ALIC.

INCOME TAXES
The income tax provision is calculated under the liability method and presented net of reinsurance. Deferred tax assets and liabilities are recorded based on the difference between the financial statement and tax bases of assets and liabilities at the enacted tax rates.

Deferred income taxes arise from unrealized capital gains and losses on fixed income securities carried at fair value and differences in the tax bases of investments.

SEPARATE ACCOUNTS
The Company issues flexible premium deferred variable annuity and variable life policies, the assets and liabilities of which are legally segregated and reflected in the accompanying statements of financial position as assets and liabilities of the Separate Accounts. The Company's Separate Accounts consist of: Glenbrook Life and Annuity Company Separate Account A, Glenbrook Life and Annuity Company Variable Annuity Account, Glenbrook Life Variable Life Separate Account A, Glenbrook Life Scudder Variable Account (A), Glenbrook Life Multi-Manager Variable Account, Glenbrook Life AIM Variable Life Separate Account A and Glenbrook Life Variable Life Separate Account B. Each of the Separate Accounts are unit investment trusts registered with the Securities and Exchange Commission.

The assets of the Separate Accounts are carried at fair value. Investment income and realized capital gains and losses of the Separate Accounts accrue directly to the contractholders and, therefore, are not included in the Company's statements of operations and comprehensive income. Revenues to the Company from the Separate Accounts consist of contract maintenance fees, administration fees, mortality and expense risk charges and cost of insurance charges, all of which are reinsured with ALIC.

Prior to 1998, the Company had an ownership interest ("Participation") in the Separate Accounts. The Company's Participation was carried at fair value and unrealized gains and losses, net of deferred income taxes, were shown as a component of shareholder's equity. Investment income and realized capital gains and losses which arose from the Participation were included in the Company's statements of operations and comprehensive income. The Company liquidated its Participation during 1997, which resulted in a pretax realized capital gain of $3.5 million.

CONTRACTHOLDER FUNDS
Contractholder funds arise from the issuance of individual or group policies and contracts that include an investment component, including most fixed annuities and universal life policies. Payments received are recorded as interest-bearing liabilities. Contractholder funds are equal to deposits received and interest credited to the benefit of the contractholder less withdrawals, mortality charges and administrative expenses. During 1998, credited interest rates on contractholder funds ranged from 3.46% to 11.00% for those contracts with fixed interest rates and from 3.75% to 10.00% for those with flexible rates.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

NEW ACCOUNTING STANDARDS
In 1998, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 130, "Reporting Comprehensive Income." Comprehensive income is a measurement of certain changes in shareholder's equity that result from transactions and other economic events other than transactions with shareholders. For the Company, these consist of changes in unrealized gains and losses on the investment portfolio (See Note 8).

In 1998, the Company adopted SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information." SFAS No. 131 redefines how segments are determined and requires additional segment disclosures for both annual and interim financial reporting. The Company has identified itself as a single operating segment.

PENDING ACCOUNTING STANDARDS
In December 1997, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 97-3, "Accounting by Insurance and Other Enterprises for Insurance-related Assessments." The SOP is required to be adopted in 1999. The SOP provides guidance concerning when to recognize a liability for insurance-related assessments and how those liabilities should be measured. Specifically, insurance-related assessments should be recognized as liabilities when all of the following criteria have been met: 1) an assessment has been imposed or it is probable that an assessment will be imposed, 2) the event obligating an entity to pay an assessment has occurred and 3) the amount of the assessment can be reasonably estimated. The Company is currently evaluating the effects of this SOP on its accounting for insurance-related assessments. Certain information required for compliance is not currently available and therefore the Company is studying alternatives for estimating the accrual. In addition, industry groups are working to improve the information available. Adoption of this standard is not expected to be material to the results of operations or financial position of the Company.


3.   RELATED PARTY TRANSACTIONS

REINSURANCE
The Company has reinsurance agreements whereby substantially all premiums, contract charges, credited interest, policy benefits and certain expenses are ceded to ALIC and reflected net of such reinsurance in the statements of operations and comprehensive income. The amounts shown in the Company's statements of operations and comprehensive income relate to the investment of those assets of the Company that are not transferred under reinsurance agreements. Reinsurance recoverable and the related contracholder funds are reported separately in the statements of financial position. The Company continues to have primary liability as the direct insurer for risks reinsured.

Investment income earned on the assets which support contractholder funds is not included in the Company's financial statements as those assets are owned and managed under terms of reinsurance agreements. The following amounts were ceded to ALIC under reinsurance agreements.

                                                      YEAR ENDED DECEMBER 31,
                                                      -----------------------
($ in thousands)                                    1998       1997       1996
                                                  --------   --------   --------

Contract charges                                 $  19,009  $  11,641  $   4,254
Credited interest, policy benefits, and
   certain expenses                                218,008    179,954    113,703


BUSINESS OPERATIONS
The Company utilizes services provided by AIC and ALIC and business facilities owned or leased, and operated by AIC in conducting its business activities. The Company reimburses AIC and ALIC for the operating expenses incurred on behalf of the Company. The cost to the Company is determined by various allocation methods and is primarily related to the level of services provided. Operating expenses, including compensation and retirement and other benefit programs, allocated to the Company were $15,949, $19,243 and $4,804 in 1998, 1997 and 1996, respectively. Of these costs, the Company retains investment related expenses. All other costs are ceded to ALIC under reinsurance agreements.


4.   INVESTMENTS

FAIR VALUES
The amortized cost, gross unrealized gains and losses, and fair value for fixed income securities are as follows:
                                    AMORTIZED   GROSS UNREALIZED     FAIR
                                      COST      GAINS     LOSSES     VALUE
                                      ----      -----     ------     -----
AT DECEMBER 31, 1998
U.S. government and agencies         $24,350   $ 4,308   $    --    $28,658
Municipal                                656        24        --        680
Corporate                             33,009     1,575       (39)    34,545
Mortgage-backed securities            29,400     1,047       (17)    30,430
                                     -------   -------   -------    -------
     Total fixed income securities   $87,415   $ 6,954   $   (56)   $94,313
                                     =======   =======   =======    =======

AT DECEMBER 31, 1997
U.S. government and agencies         $24,419   $ 2,961   $    --    $27,380
Municipal                                656        17        --        673
Corporate                             25,476       840        --     26,316
Mortgage-backed securities            30,818     1,056        --     31,874
                                     -------   -------   -------    -------
     Total fixed income securities   $81,369   $ 4,874   $    --    $86,243
                                     =======   =======   =======    =======

SCHEDULED MATURITIES
The scheduled maturities for fixed income securities are as follows at December 31, 1998:

                                               AMORTIZED   FAIR
                                                 COST      VALUE
                                                 ----      -----

Due in one year or less                         $   400   $   400
Due after one year through five years             8,711     8,943
Due after five years through ten years           36,027    39,009
Due after ten years                              12,877    15,531
                                                -------   -------
                                                 58,015    63,883
Mortgage-backed securities                       29,400    30,430
                                                -------   -------
   Total                                        $87,415   $94,313
                                                =======   =======

Actual maturities may differ from those scheduled as a result of prepayments by the issuers.

NET INVESTMENT INCOME
 YEAR ENDED DECEMBER 31,                    1998       1997       1996
                                          -------    -------    -------

Fixed income securities                   $ 6,151    $ 5,014    $ 3,478
Short-term investments                        183        231        126
Participation in Separate Accounts             --        161        232
                                          -------    -------    -------
    Investment income, before expense       6,334      5,406      3,836
    Investment expense                        103        102         62
                                          -------    -------    -------
    Net investment income                 $ 6,231    $ 5,304    $ 3,774
                                          =======    =======    =======

REALIZED CAPITAL GAINS AND LOSSES
 YEAR ENDED DECEMBER 31,                    1998       1997       1996
                                          -------    -------    -------

Fixed income securities                   $    (5)   $   (61)   $    --
Short-term investments                         --          6         --
Participation in Separate Accounts             --      3,515         --
                                          -------    -------    -------
     Realized capital gains and losses         (5)     3,460         --
     Income taxes                               2     (1,211)        --
                                          -------    -------    -------
     Realized capital gains and losses,
        after tax                         $    (3)   $ 2,249    $    --
                                          =======    =======    =======

Excluding calls and prepayments, gross losses of $5 and $61 were realized on sales of fixed income securities during 1998 and 1997, respectively. There were no gains or losses, excluding calls and prepayments during 1996.

UNREALIZED NET CAPITAL GAINS
Unrealized   net  capital   gains  on  fixed  income   securities   included  in
shareholder's equity at December 31, 1998 are as follows:


                                 COST/
                               AMORTIZED     FAIR     GROSS UNREALIZED      UNREALIZED
                                 COST        VALUE     GAINS      LOSSES     NET GAINS
                                 ----        -----     -----      ------     ---------

Fixed income securities        $ 87,415    $ 94,313   $  6,954   $    (56)   $  6,898
                               ========   ========   ========    ========
Deferred income taxes                                                          (2,415)
                                                                             --------
Unrealized net capital gains                                                 $  4,483
                                                                             ========



CHANGE IN UNREALIZED NET CAPITAL GAINS
YEAR ENDED DECEMBER 31,
                                       1998       1997       1996
                                     -------    -------    -------

Fixed income securities              $ 2,024    $ 2,410    $(2,239)
Participation in Separate Accounts        --     (1,829)     1,368
Deferred income taxes                   (709)      (203)       304
                                     -------    -------    -------
Increase (decrease)  in unrealized
   net capital gains                 $ 1,315    $   378    $  (567)
                                     =======    =======    =======

SECURITIES ON DEPOSIT
At December 31, 1998, fixed income securities with a carrying value of $11,416 were on deposit with regulatory authorities as required by law.


5.    FINANCIAL INSTRUMENTS

In the normal course of business, the Company invests in various financial assets and incurs various financial liabilities. The fair value estimates of financial instruments presented on the following page are not necessarily indicative of the amounts the Company might pay or receive in actual market transactions. Potential taxes and other transaction costs have not been considered in estimating fair value. The disclosures that follow do not reflect the fair value of the Company as a whole since a number of the Company's significant assets (including reinsurance recoverable) and liabilities (including universal life-type insurance reserves and deferred income taxes) are not considered financial instruments and are not carried at fair value. Other assets and liabilities considered financial instruments, such as accrued investment income, are generally of a short-term nature. Their carrying values are assumed to approximate fair value.

FINANCIAL ASSETS
The carrying value and fair value of financial assets at December 31, are as follows:

                                1998                  1997
                                ----                  ----
                          CARRYING     FAIR     CARRYING    FAIR
                           VALUE       VALUE     VALUE      VALUE
                           -----       -----     -----      -----

Fixed income securities   $ 94,313   $ 94,313   $ 86,243   $ 86,243
Short-term investments       4,663      4,663      4,231      4,231
Separate Accounts          993,622    993,622    620,535    620,535

Fair values for fixed income securities are based on quoted market prices where available. Non-quoted securities are valued based on discounted cash flows using current interest rates for similar securities. Short-term investments are highly liquid investments with maturities of less than one year whose carrying value approximates fair value. Separate Accounts assets are carried in the statements of financial position at fair value based on quoted market prices.

FINANCIAL LIABILITIES
The carrying value and fair value of financial liabilities at December 31, are as follows:

                                    1998                      1997
                                    ----                      ----
                             CARRYING      FAIR        CARRYING       FAIR
                               VALUE       VALUE         VALUE        VALUE
                               -----       -----         -----        -----
Contractholder funds on
     investment contracts   $3,130,228   $2,967,101   $2,636,331   $2,492,095
Separate Accounts              993,622      993,622      620,535      620,535

The fair value of contractholder funds on investment contracts is based on the terms of the underlying contracts. Reserves on investment contracts with no stated maturities (single premium and flexible premium deferred annuities) are valued at the account balance less surrender charges. The fair value of immediate annuities and annuities without life contingencies with fixed terms is estimated using discounted cash flow calculations based on interest rates currently offered for contracts with similar terms and durations. Separate Accounts liabilities are carried at the fair value of the underlying assets.


6.  INCOME TAXES

For 1996, the Company filed a separate federal income tax return. Beginning in 1997, the Company joined the Corporation and its other eligible domestic subsidiaries (the "Allstate Group") in the filing of a consolidated federal income tax return and is party to a federal income tax allocation agreement (the "Allstate Tax Sharing Agreement"). Under the Allstate Tax Sharing Agreement, the Company pays to or receives from the Corporation the amount, if any, by which the Allstate Group's federal income tax liability is affected by virtue of inclusion of the Company in the consolidated federal income tax return. Effectively, this results in the Company's annual income tax provision being computed, with adjustments, as if the Company filed a separate return.

Prior to Sears, Roebuck and Co.'s ("Sears") distribution ("Sears distribution") on June 30, 1995 of its 80.3% ownership in the Corporation to Sears shareholders, the Allstate Group joined with Sears and its domestic business units (the "Sears Group") in the filing of a consolidated federal income tax return (the "Sears Tax Group") and were parties to a federal income tax allocation agreement (the "Tax Sharing Agreement"). Under the Tax Sharing Agreement, the Company, through the Corporation, paid to or received from the Sears Group the amount, if any, by which the Sears Tax Group's federal income tax liability was affected by virtue of inclusion of the Company in the consolidated federal income tax return.

As a result of the Sears distribution, the Allstate Group was no longer included in the Sears Tax Group, and the Tax Sharing Agreement was terminated. Accordingly, the Allstate Group and Sears Group entered into a new tax sharing agreement, which adopts many of the principles of the Tax Sharing Agreement and governs their respective rights and obligations with respect to federal income taxes for all periods prior to the Sears distribution, including the treatment of audits of tax returns for such periods.

The Internal Revenue Service ("IRS") has completed its review of the Allstate Group's federal income tax returns through the 1993 tax year. Any adjustment that may result from IRS examinations of tax returns are not expected to have a material impact on the financial position, liquidity or results of operations of the Company.

The components of the deferred income tax liability at December 31, are as follows:

                                          1998       1997
                                         -------    -------

Unrealized net capital gains             $(2,415)   $(1,706)
Difference in tax bases of investments       (84)       (66)
                                         -------    -------
   Total deferred liability              $(2,499)   $(1,772)
                                         =======    =======

The components of income tax expense for the year ended December 31, are as follows:

                               1998     1997     1996
                              ------   ------   ------

Current                       $2,164   $3,037   $1,335
Deferred                          18       41        4
                              ------   ------   ------
   Total income tax expense   $2,182   $3,078   $1,339
                              ======   ======   ======

The Company paid income taxes of $592, $2,839 and $2,446 in 1998, 1997 and 1996, respectively. The Company had a current income tax liability of $2,181 and $609 at December 31, 1998 and 1997, respectively.

A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the year ended December 31, is as follows:

                                            1998      1997      1996
                                           ------    ------    ------

Statutory federal income tax rate           35.0%     35.0%     35.0%
Other                                         --        .1        .5
                                           ------    ------    ------

Effective income tax rate                   35.0%     35.1%     35.5%
                                           ======    ======    ======


7.   STATUTORY FINANCIAL INFORMATION

PERMITTED STATUTORY ACCOUNTING PRACTICES
The Company prepares its statutory financial statements in accordance with accounting principles and practices prescribed or permitted by the Arizona Department of Insurance. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company does not follow any permitted statutory accounting practices that have a significant impact on statutory surplus or statutory net income.

The NAIC's codification initiative has produced a comprehensive guide of revised statutory accounting principles. While the NAIC has approved a January 1, 2001 implementation date for the newly developed guidance, companies must adhere to the implementation date adopted by their state of domicile. The Company's state of domicile, Arizona, is continuing its comparison of codification and current statutory accounting requirements to determine necessary revisions to existing state laws and regulations. The requirements are not expected to have a material impact on the statutory surplus of the Company.

DIVIDENDS
The ability of the Company to pay dividends is dependent on business conditions, income, cash requirements of the Company and other relevant factors. The payment of shareholder dividends by the Company without the prior approval of the state insurance regulator is limited to formula amounts based on net income and capital and surplus, determined in accordance with statutory accounting practices, as well as the timing and amount of dividends paid in the preceding twelve months. The maximum amount of dividends that the Company can distribute during 1999 without prior approval of the Arizona Department of Insurance is $4,698.

8.    OTHER COMPREHENSIVE INCOME

The components of other comprehensive income on a pretax and after-tax basis for the year ended December 31, are as follows:


                                         1998                            1997                               1996
                             -----------------------------   ----------------------------   -----------------------------
                                                    After-                         After-                          After-
                             Pretax       Tax        tax     Pretax      Tax        tax     Pretax       Tax        tax
                             ------       ---        ---     ------      ---        ---     ------       ---        ---
Unrealized capital gains
 and losses:
--------------------------
Unrealized holding gains
   (losses) arising during
   the period                $ 2,019    $  (707)   $ 1,312   $ 4,034   $(1,412)   $ 2,622   $  (871)   $   304    $  (567)
Less:  reclassification
   adjustment for realized
   net capital gains
   included in net income         (5)         2         (3)    3,453    (1,209)     2,244        --         --         --
                             -------    -------    -------   -------   -------    -------   -------    -------    -------
Unrealized net capital
   gains (losses)            $ 2,024    $  (709)   $ 1,315   $   581   $  (203)   $   378   $  (871)   $   304    $  (567)
                             -------    -------    -------   -------   -------    -------   -------    -------    -------
Other comprehensive
   income                    $ 2,024    $  (709)   $ 1,315   $   581   $  (203)   $   378   $  (871)   $   304    $  (567)
                             =======    =======    =======   =======   =======    =======   =======    =======    =======



9.    COMMITMENTS AND CONTINGENT LIABILITIES

REGULATION AND LEGAL PROCEEDINGS
The Company's business is subject to the effects of a changing social, economic and regulatory environment. Public and regulatory initiatives have varied and have included employee benefit regulations, removal of barriers preventing banks from engaging in the securities and insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles, and proposed legislation to prohibit the use of gender in determining insurance rates and benefits. The ultimate changes and eventual effects, if any, of these initiatives are uncertain.

From time to time the Company is involved in pending and threatened litigation in the normal course of its business in which claims for monetary damages are asserted. In the opinion of management, the ultimate liability, if any, arising from such pending or threatened litigation is not expected to have a material effect on the results of operations, liquidity or financial position of the Company.

                       GLENBROOK LIFE AND ANNUITY COMPANY
                            SCHEDULE IV--REINSURANCE
                                ($ IN THOUSANDS)



                                                   GROSS                   NET
YEAR ENDED DECEMBER 31, 1998                       AMOUNT      CEDED      AMOUNT
                                                 ---------   ---------   -------

Life insurance in force                          $  12,056   $  12,056   $    --
                                                 =========   =========   =======

Premiums and contract charges:
         Life and annuities                      $  19,009   $  19,009   $    --
                                                 =========   =========   =======


                                                   GROSS                   NET
YEAR ENDED DECEMBER 31, 1997                       AMOUNT      CEDED      AMOUNT
                                                 ---------   ---------   -------

Life insurance in force                          $   4,095   $   4,095   $    --
                                                 =========   =========   =======

Premiums and contract charges:
         Life and annuities                      $  11,641   $  11,641   $    --
                                                 =========   =========   =======


                                                   GROSS                   NET
YEAR ENDED DECEMBER 31, 1996                       AMOUNT      CEDED      AMOUNT
                                                 ---------   ---------   -------
Life insurance in force                          $   2,436   $   2,436   $    --
                                                 =========   =========   =======

Premiums and contract charges:
         Life and annuities                      $   4,254   $   4,254   $    --
                                                 =========   =========   =======

               GLENBROOK LIFE AIM VARIABLE LIFE SEPARATE ACCOUNT A

                  Financial Statements as of December 31, 1998 and for the year ended December 31, 1998, and
                          Independent Auditors' Report

GLENBROOK LIFE AIM VARIABLE LIFE SEPARATE ACCOUNT A

TABLE OF CONTENTS
--------------------------------------------------------------------------------
                                                                         PAGE

Independent Auditors' Report                                               1

STATEMENTS OF NET ASSETS AS OF DECEMBER 31, 1998 FOR THE FOLLOWING:

   Investments in the AIM Variable Insurance Funds, Inc. Portfolios:       2
    Aggressive Growth
    Balanced
    Capital Appreciation
    Capital Development
    Diversified Income
    Global Utilities
    Government Securities
    Growth
    Growth and Income
    High Yield
    International Equity
    Money Market
    Value

STATEMENTS OF OPERATIONS FOR THE FOLLOWING:

FOR THE YEAR ENDED DECEMBER 31, 1998
   Investments in the AIM Variable Insurance Funds, Inc. Portfolios:
    Aggressive Growth                                                      3
    Balanced
    Capital Appreciation
    Capital Development
    Diversified Income
    Global Utilities
    Government Securities
    Growth                                                                 4
    Growth and Income
    High Yield
    International Equity
    Money Market
    Value

STATEMENTS OF CHANGES IN NET ASSETS FOR THE FOLLOWING:

FOR THE YEAR ENDED DECEMBER 31, 1998
   Investments in the AIM Variable Insurance Funds, Inc. Portfolios:
    Aggressive Growth                                                      5
    Balanced
    Capital Appreciation
    Capital Development
    Diversified Income
    Global Utilities
    Government Securities
    Growth                                                                 6
    Growth and Income
    High Yield
    International Equity
    Money Market
    Value

NOTES TO FINANCIAL STATEMENTS                                             7-9

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholder of Glenbrook Life and Annuity Company:

We have audited the accompanying statements of net assets of each of the sub-accounts ("portfolios" for purposes of this report), listed in the table of contents, that comprise Glenbrook Life AIM Variable Life Separate Account A (the "Account"), a Separate Account of Glenbrook Life and Annuity Company, an affiliate of The Allstate Corporation, as of December 31, 1998, and the related statements of operations and changes in net assets for the applicable periods indicated in the table of contents. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of each of the portfolios, listed in the table of contents, that comprise the Account as of December 31, 1998, and the results of their operations, and the changes in their net assets for each of the periods, indicated in the table of contents, in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP


Chicago, Illinois
March 18, 1999

GLENBROOK LIFE AIM VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

(Shares in whole amounts, $ in thousands)

ASSETS
Investments in the AIM Variable Insurance Funds, Inc. Portfolios:
  Aggressive Growth                                                    $      --
  Balanced                                                                    --
  Capital Appreciation, 3,410 shares (cost $79)                               86
  Capital Development                                                         --
  Diversified Income, 3,433 shares (cost $40)                                 38
  Global Utilities, 95 shares (cost $2)                                        2
  Government Securities, 6,313 shares (cost $69)                              71
  Growth, 4,231 shares (cost $96)                                            105
  Growth and Income, 7,316 shares (cost $153)                                174
  High Yield                                                                  --
  International Equity, 1,613 shares (cost $33)                               32
  Money Market                                                                --
  Value, 5,797 shares (cost $138)                                            152
                                                                      ----------

                    Net assets                                        $      660
                                                                      ==========




See notes to financial statements.



GLENBROOK LIFE AIM VARIABLE LIFE SEPARATE ACCOUNT A


STATEMENTS OF OPERATIONS
---------------------------------------------------------------------------------------------------------------
($ in thousands)
                                                         AIM Variable Insurance Funds, Inc. Portfolios
                                          ---------------------------------------------------------------------
                                                              For the Year Ended December 31, 1998
                                          ---------------------------------------------------------------------
                                           Aggre-             Capital    Capital    Diver-    Global   Government
                                           ssive              Appreci-   Develop-   sified    Utili-    Securi-
                                          Growth    Balanced   ation       ment     Income     ties      ties
                                          --------  --------  --------   --------  -------   --------  --------


INVESTMENT INCOME
Dividends                                 $     --  $     --  $      2   $     --  $     2   $     --  $      2
Charges from Glenbrook Life and
 Annuity Company:
  Mortality and expense risk                    --        --        --         --       --         --        --
  Administrative expense                        --        --        --         --       --         --        (1)
                                          --------  --------  --------   --------  -------   --------  --------

       Net investment income                    --        --         2         --        2         --         1

REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
  Realized gains (losses) from sales
   of investments:
    Proceeds from sales                         --        --        19         --        1          3         3
    Cost of investments sold                    --        --        19         --        1          3         1
                                          --------  --------  --------   --------  --------  --------  --------

       Net realized gains                       --        --        --         --       --         --         2

 Change in unrealized gains (losses)            --        --         7         --       (2)        --         2
                                          --------  --------  --------   --------  --------  --------  --------

       Net gains (losses) on investments        --        --         7         --       (2)        --         4
                                          --------  --------  --------   --------  --------  --------  --------

CHANGE IN NET ASSETS RESULTING
  FROM OPERATIONS                         $     --  $     --  $      9   $     --  $    --   $     --         5
                                          ========  ========  ========   ========  ========  ========  ========



See notes to financial statements.



GLENBROOK LIFE AIM VARIABLE LIFE SEPARATE ACCOUNT A


STATEMENTS OF OPERATIONS
-----------------------------------------------------------------------------------------------------
($ in thousands)
                                                   AIM Variable Insurance Funds, Inc. Portfolios
                                          ------------------------------------------------------------
                                                     For the Year Ended December 31, 1998
                                          ------------------------------------------------------------
                                                     Growth              Inter-
                                                      and       High    national    Money
                                          Growth     Income    Yield     Equity    Market      Value
                                          --------  --------  --------  ---------  ---------  --------

INVESTMENT INCOME
Dividends                                 $      7  $      2  $      --  $     --   $     --  $      7
Charges from Glenbrook Life and
 Annuity Company:
  Mortality and expense risk                    --        --         --        --         --        --
  Administrative expense                        --        --         --        --         --        --
                                          --------  --------   --------  --------   --------  --------

       Net investment income                     7         2         --        --         --        7

REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
  Realized gains (losses) from sales
   of investments:
    Proceeds from sales                          8         9         --         1        192       36
    Cost of investments sold                     8         9         --         1        192       36
                                          --------  --------   --------  --------   --------  --------

       Net realized gains                       --        --         --        --         --        --

 Change in unrealized gains (losses)             9        21         --        (1)        --        14
                                          --------  --------   --------  --------   --------  --------

       Net gains (losses) on investments         9        21         --        (1)        --        14
                                          --------  --------   --------  --------   --------  --------

CHANGE IN NET ASSETS RESULTING
  FROM OPERATIONS                         $     16  $     23   $     --  $     (1)  $     --  $     21
                                          ========  ========   ========  ========   ========  ========



See notes to financial statements.


GLENBROOK LIFE AIM VARIABLE LIFE SEPARATE ACCOUNT A


STATEMENT OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
($ in thousands)
                                                         AIM Variable Insurance Funds, Inc. Portfolios
                                          ---------------------------------------------------------------------
                                                              For the Year Ended December 31, 1998
                                          ---------------------------------------------------------------------
                                           Aggre-             Capital    Capital    Diver-    Global  Government
                                           ssive              Appreci-   Develop-   sified    Utili-    Securi-
                                          Growth    Balanced   ation       ment     Income     ties      ties
                                          --------  --------  --------   --------  -------   --------  --------

FROM OPERATIONS
Net investment income                     $     --  $     --   $      2   $     -- $      2   $     --   $      1
Net realized gains                              --        --         --         --       --         --          2
Change in unrealized gains (losses)             --        --          7         --       (2)        --          2
                                          --------  --------   --------   -------- --------   --------   --------

  Change in net assets resulting
  from operations                               --        --         9          --       --         --          5
                                          --------  --------   --------   -------- --------   --------   --------

FROM CAPITAL TRANSACTIONS
Deposits                                        --        --         --         --       --         --         --
Benefit payments                                --        --         --         --       --         --         --
Payments on termination                         --        --         --         --       --         --         --
Contract maintenance charges                    --        --         (1)        --       --         --         (1)
Transfers among the portfolios and
  with the Fixed Account - net                  --        --         78         --       38          2         67
                                          --------  --------   --------   -------- --------   --------   --------

  Change in net assets resulting
  from capital transactions                     --        --         77         --       38          2         66
                                          --------  --------   --------   -------- --------   --------   --------

INCREASE IN NET ASSETS                          --        --         86         --       38          2         71

NET ASSETS AT BEGINNING OF YEAR                 --        --         --         --       --         --         --
                                          --------  --------   --------   -------- --------   --------   --------

NET ASSETS AT END OF YEAR                 $     --  $     --   $     86   $     -- $     38   $      2   $     71
                                          ========  ========   ========   ======== ========   ========   ========



See notes to financial statements.


GLENBROOK LIFE AIM VARIABLE LIFE SEPARATE ACCOUNT A


STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------
($ in thousands)
                                                   AIM Variable Insurance Funds, Inc. Portfolios
                                          ------------------------------------------------------------
                                                     For the Year Ended December 31, 1998
                                          ------------------------------------------------------------
                                                     Growth              Inter-
                                                      and       High    national    Money
                                          Growth     Income    Yield     Equity    Market      Value
                                          --------  --------  --------  ---------  ---------  --------

FROM OPERATIONS
Net investment income                     $      7  $      2  $     --   $     --   $     --  $      7
Net realized gains                              --        --        --         --         --        --
Change in unrealized gains (losses)              9        21        --         (1)        --        14
                                          --------  --------  --------   --------   --------  --------

  Change in net assets resulting
  from operations                               16        23        --         (1)        --        21
                                          --------  --------  --------   --------   --------  --------

FROM CAPITAL TRANSACTIONS
Deposits                                        --        --        --         --        590        --
Benefit payments                                --        --        --         --         --        --
Payments on termination                         --        --        --         --         --        --
Contract maintenance charges                    (1)       (1)       --         --         --        (1)
Transfers among the portfolios and
  with the Fixed Account - net                  90       152        --         33       (590)      132
                                          --------  --------  --------   --------   --------  --------

  Change in net assets resulting
  from capital transactions                     89       151        --         33         --       131
                                          --------  --------  --------   --------   --------  --------

INCREASE IN NET ASSETS                         105       174        --         32         --       152

NET ASSETS AT BEGINNING OF YEAR                 --        --        --         --         --        --
                                          --------  --------  --------   --------   --------  --------

NET ASSETS AT END OF YEAR                 $    105  $    174  $     --   $     32   $     --  $    152
                                          ========  ========  ========   ========   ========  ========



 See notes to financial statements.

GLENBROOK LIFE AIM VARIABLE LIFE SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


1.   ORGANIZATION

     Glenbrook Life AIM Variable Life Separate Account A (the "Account"), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of Glenbrook Life and Annuity Company ("Glenbrook Life"). The assets of the Account are legally segregated from those of Glenbrook Life. Glenbrook Life is wholly owned by Allstate Life Insurance Company, a wholly owned subsidiary of Allstate Insurance Company, which is wholly owned by The Allstate Corporation. The Account was established on December 22, 1995, by resolution of the Board of Directors of Glenbrook Life and began accepting policyholder deposits on November 11, 1997. No financial statements were issued in 1997 because contractholder deposits were minimal.

     Glenbrook Life issues the AIM Lifetime Plus Variable Life policy, a single premium variable life insurance policy, the deposits of which are invested at the direction of the policyholder in the sub-accounts ("portfolios" for the purposes of this report) that comprise the Account. Policyholders bear all investment risk. The portfolios invest in the AIM Variable Insurance Funds, Inc. (the "Fund").

     Glenbrook Life provides insurance and administrative services to the policyholders for a fee.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     VALUATION OF INVESTMENTS - Investments consist of shares of the Funds and are stated at fair value based on quoted market prices at December 31, 1998.

     INVESTMENT INCOME - Investment income consists of dividends declared by the Funds and is recognized on the date of record.

     REALIZED GAINS AND LOSSES - Realized gains and losses represent the difference between the proceeds from sales of portfolio shares by the Account and the cost of such shares, which is determined on a weighted average basis.

     FEDERAL INCOME TAXES - The Account intends to qualify as a segregated asset account as defined in the Internal Revenue Code ("Code"). As such, the operations of the Account are included in the tax return of Glenbrook Life. Glenbrook Life is taxed as a life insurance company under the Code. No federal income taxes are payable by the Account in 1998 as the Account did not generate taxable income.

3.    CONTRACT CHARGES

     Glenbrook Life charges each policyholder monthly for cost of insurance, administrative expense, and tax expense. The cost of insurance is determined based upon several variables, including the policyholder's death benefit amount and account value. The administrative expense and tax expense charges are equal to an annual rate of .25% and .40%, respectively, of Account value.

     Glenbrook Life assesses each policyholder for mortality and expense risk on a daily basis equal to .90% per annum.

     If aggregate deposits are less than $50,000, Glenbrook Life will deduct an annual maintenance charge of $35 on each contract anniversary.


4.   FINANCIAL INSTRUMENTS

     The only financial instruments of the Account are the investments in each of the portfolios, which are carried at fair value, based on quoted market prices.



5. UNITS ISSUED AND REDEEMED

(Units in whole amounts)


                                                                            Unit activity during 1998:
                                                                  -------------------------------------------
                                                       Units                                         Units      Accumulation
                                                   Outstanding                                   Outstanding    Unit Value
                                                   December 31,      Units           Units       December 31,   December 31,
                                                       1997          Issued        Redeemed          1998           1998
                                                   ------------   -----------    ------------    ------------   ------------

Investments in the Aim Variable Insurance Funds,
 Inc. Portfolios:
Aggressive Growth                                            --             --             --              --     $       --
Balanced                                                     --             --             --              --             --
Capital Appreciation                                         --         16,412         (8,709)          7,703          11.15
Capital Development                                          --             --             --              --             --
Diversified Income                                           --          6,801         (3,193)          3,608          10.41
Global Utilities                                             --            846           (711)            135          12.28
Government Securities                                        --         12,806         (6,474)          6,332          11.14
Growth                                                       --         14,160         (6,250)          7,910          13.26
Growth & Income                                              --         25,235        (11,411)         13,824          12.57
High Yield                                                   --             --             --              --             --
International Equity                                         --          5,662         (2,863)          2,799          11.30
Money Market                                                 --             57            (57)             --             --
Value                                                        --         24,136        (12,462)         11,674          13.03


Part II - Other Information

UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

REPRESENTATIONS AS TO FEES AND CHARGES

Glenbrook Life and annuity Company represents that the fees and charges deducted under the Modified Single Premium Variable Life Insurance Contract registered by this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

REPRESENTATIONS PURSUANT TO RULE 6e-3(T)

This filing is made pursuant to Rules 6c-3 and 63-3(T) under the Investment Company Act of 1940 ("Investment Company Act").

RULE 484 UNDERTAKING

The By-Laws of Glenbrook Life and Annuity Company ("Depositor") which are incorporated herein by reference as Exhibit 1 (A)(6)(b), provide that it will indemnify its officers and directors for certain damages and expenses that may be incurred in the performance of their duty to Depositor. No indemnification is provided, however, when such person is adjudged to be liable for neligence or misconduct in the performance of his or her duty, unless indemnification is deemed appropriate by the court upon application. Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settle by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following Papers and Documents:
The Facing Sheet.
Reconciliation and tie between items in Form N-8B-2 and the Prospectus. The Prospectus consisting of [__] PAGES.
The Undertaking to File Reports.
Representations as to fees and charges.
Representations Pursuant to Rule 6e-3(T).
Rule 484 Undertaking.
The Signatures.
Written Consents of the following persons:

      (a)   Freedman Levy Kroll & Simonds
      (b)   Deloitte & Touche LLP

The following exhibits:


The following exhibits:

1. The following exhibits are required by Article IX, paragraph A of the Form N-8B-2, and, unless otherwise noted, are filed herewith:

     (1) Form of resolution of the Board of Directors of Glenbrook Life and Annuity Company authorizing establishment of the AIM Variable Life Separate Account A.*

     (2)  Not applicable.

     (3)  (a) Form of Principal  Underwriting  Agreement.**
          (b) Form of Selling Agreement.**
          (c) See Exhibit 1(A)(3)(b).

     (4)  Not applicable.

     (5)  Specimen Contract.*

     (6) (a) Amended and Restated Articles of Incorporation and Article of Redomestication of Glenbrook Life and Annuity Company

          (b)  Amended  and  Restated  By-laws  of  Glenbrook  Life and  Annuity
               Company

     (7)  Not applicable.

     (8)  Form of Participation Agreement.***

     (9)  Not Applicable.

     (10) Form of Application for Contract.*

2.   Opinion of Counsel
     (a)  Illinois**
     (b)  Arizona

3. Financial Statement omitted from the prospectus pursuant to instruction 1(b) or 1(c)
     (1) Not applicable
     (2) Financial Statements pursuant to 1(c).

4.   Not applicable.

5.   Not Applicable

6.   Powers of Attorney (a) Powers of Attorney for Louis G. Lower,  II,  Michael
     J. Velotta, Peter H. Heckman, John R. Hunter, Kevin R. Slawin, G. Craig Whitehead and Keith A. Hauschildt* (b) Power of Attorney for Thomas J. Wilson, II

7.   Consents:  (1) Freedman Levy Kroll & Simonds (2) Deloitte &
     Touche LLP

8.   Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(3)(iii)**

9.   Actuarial Opinion and Consent****

10.  Hypothetical Illustration****

* Previously filed in the initial filing to this Registration Statement (File No. 333-25045) dated April 11, 1997.

** Previously filed in Pre-Effective Amendment No. 1 to this Registration Statement (File No. 333-25045) dated July 25, 1997

*** Incorporated herein by reference to Post-Effective Amendment No. 1 to Depositor's Form N-4 Registration Statement (File No. 033-62203) date April 22, 1996.

**** Previously filed in Post-Effective Amendment No. 1 to this Registration Statement (File No. 333-25045) dated May 1, 1998

                                  SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 (the "Act"), the registrant, Glenbrook Life AIM Variable Life Separate Account A, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement pursuant to Rule 485(b) under the Act and has duly caused this amended registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the Village of Northfield, and State of Illinois, on the 27th day of April 1999.


              GLENBROOK LIFE AIM VARIABLE LIFE SEPARATE ACCOUNT A
                  (Registrant)

                      GLENBROOK LIFE AND ANNUITY COMPANY
                          (Depositor)

(SEAL)

Attest: /s/BRENDA D. SNEED                       By: /s/MICHAEL J. VELOTTA
        ------------------                           ---------------------
        Brenda D. Sneed                              Michael J. Velotta
        Assistant Secretary and                      Vice President, Secretary
        Assistant General Counsel                    and General Counsel

Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following Directors and Officers of Glenbrook Life and Annuity Company on the 27th day of April, 1999.

SIGNATURE                  TITLE

 */LOUIS G. LOWER, II      Chairman of the Board and Chief Executive Officer
 --------------------      (Principal Executive Office)
 Louis G. Lower, II

 /s/MICHAEL J. VELOTTA     Vice President, Secretary, General Counsel and
 ---------------------     Director
 Michael J. Velotta

 */THOMAS J. WILSON        Vice Chairman and Director
 --------------------
 Thomas J. Wilson, II

 */PETER H. HECKMAN        President, Chief Operating Officer and Director
 ------------------
 Peter H. Heckman

 */JOHN R. HUNTER          Assistant Vice President and Director
 ----------------
 John R. Hunter

 */Kevin R. SLAWIN         Vice President and Director
 -----------------         (Principal Financial Officer)
 Kevin R. Slawin

 */G. CRAIG WHITEHEAD      Senior Vice President and Director
 --------------------
 Craig Whitehead

 */KEITH A. HAUSCHILDT     Assistant Vice President and Controller
 ---------------------     (Principal Account Officer)
 Keith A. Hauschildt

  */ By Michael J. Velotta, pursuant to Power of Attorney, previously filed.

                                  EXHIBIT LIST

The following exhibits are filed herewith:

Exhibit No.                    Description
-------------                  --------------
2                              Opinion and Consent of Counsel
7(1)                           Consent of Freedman, Levy, Kroll & Simonds
7(2)                           Independent Auditors' Consent